                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                               Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              CALPINE CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials. Total fee paid:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                                      LOGO

                              CALPINE CORPORATION

                          50 WEST SAN FERNANDO STREET
                           SAN JOSE, CALIFORNIA 95113
                         ------------------------------

                 NOTICE OF 2000 ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 18, 2000

     NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of Stockholders of Calpine Corporation, a Delaware corporation (the "Company"), will be held at the Capital Club Athletics, located at 196 North Third Street, San Jose, California 95112, at 9:00 a.m., Pacific Time, on May 18, 2000, for the purpose of considering and voting upon the following matters:

     1. To elect three Class I Directors to the Board of Directors, each to serve for a term of three years;

     2. To act upon a proposal to amend the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock, par value $.001 per share ("Common Stock");

     3. To act upon a proposal to adopt the Company's 2000 Employee Stock Purchase Plan;

     4. To act upon a proposal to approve the Discretionary Option Grant Program under the Company's 1996 Stock Incentive Plan;

     5. To ratify the appointment of Arthur Andersen LLP as independent accountants for the Company for the fiscal year ending December 31, 2000; and

     6. To transact such other business as may properly come before the meeting and any adjournments or postponements thereof.

     These matters are more fully described in the Proxy Statement accompanying this Notice.

     Only stockholders of record at the close of business on March 23, 2000 are entitled to notice of and to vote at the 2000 Annual Meeting of Stockholders and at any and all adjournments or postponements thereof. A list of stockholders entitled to vote at the meeting will be available for inspection at the office of the Secretary of the Company, 50 West San Fernando Street, San Jose, California 95113, for at least ten days prior to the meeting, and will also be available for inspection at the meeting.

     Representation of at least a majority of all outstanding shares of Common Stock of the Company is required to constitute a quorum. Accordingly, it is important that your shares be represented at the meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be signed and returned to assure that all your shares will be voted. Your proxy may be revoked at any time prior to the time it is voted.

     Please read the proxy material carefully. Your vote is important and the Company appreciates your cooperation in considering and acting on the matters presented.

                                          By Order of the Board of Directors

                                          PETER CARTWRIGHT
                                          Chairman of the Board, President
                                          and Chief Executive Officer
April 13, 2000
San Jose, California

                              CALPINE CORPORATION
                          50 WEST SAN FERNANDO STREET
                           SAN JOSE, CALIFORNIA 95113

                                PROXY STATEMENT
                                    FOR THE
                      2000 ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                              CALPINE CORPORATION
                           TO BE HELD ON MAY 18, 2000

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     This Proxy Statement is being furnished to the stockholders of Calpine Corporation, a Delaware corporation ("Calpine" or the "Company"), in connection with the solicitation of proxies by the Board of Directors for use at the 2000 Annual Meeting of Stockholders of the Company, to be held at 9:00 a.m., Pacific Time, on May 18, 2000, at the Capital Club Athletics, located at 196 North Third Street, San Jose, California 95112 and at any and all adjournments or postponements thereof. At the 2000 Annual Meeting of Stockholders, the stockholders of the Company are being asked to consider and vote upon (i) the election of three Class I Directors, each to serve for a term of three years,
(ii) a proposal to amend the Company's Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation") to increase the number of authorized shares of common stock, par value $.001 per share (the "Common Stock"), (iii) a proposal to adopt the Company's 2000 Employee Stock Purchase Plan, (iv) a proposal to approve the Discretionary Option Grant Program under the Company's 1996 Stock Incentive Plan and (v) the ratification of the appointment of Arthur Andersen LLP as independent accountants for the Company for the year ending December 31, 2000.

     This Proxy Statement and the enclosed form of proxy are first being mailed to stockholders of the Company on or about April 13, 2000. The Company's 1999 Annual Report to Stockholders, which includes audited financial statements, is being mailed to stockholders of the Company concurrently with this Proxy Statement. Additional copies are available without charge upon request. The 1999 Annual Report to Stockholders is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation of proxies is to be made. Requests for such copies or additional copies of the 1999 Annual Report to Stockholders should be directed to the Secretary of the Company, 50 West San Fernando Street, San Jose, California 95113.

RECORD DATE, VOTING AND QUORUM

     The close of business on March 23, 2000 was the record date (the "Record Date") for stockholders entitled to notice of and to vote at the 2000 Annual Meeting of Stockholders. At the close of business on the Record Date, there were outstanding 63,707,042 shares of Common Stock.

     Each stockholder will be entitled to one vote per share, in person or by proxy, for each share of Common Stock held in such stockholder's name as of the Record Date on any matter submitted to a vote of stockholders at the 2000 Annual Meeting of Stockholders. Directors will be elected by a plurality of the votes cast for the election of directors. Approval of the proposed amendment to the Certificate of Incorporation requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock. An affirmative vote of the holders of a majority of the shares of Common Stock present and entitled to vote at the meeting is required for approval of each of the other items being submitted to the stockholders for a vote at the meeting. In the case of the proposed amendment to the Certificate of Incorporation, both abstentions and proxies for which a broker, bank or institutional holder does not have discretionary voting authority and has not received voting instructions from the beneficial owner ("broker non-votes") will have the effect of a vote against the proposal. On each of the other items being submitted to a vote of stockholders, (i) abstentions will be treated as present and entitled to vote and, therefore, will have the effect of a vote against the proposal and (ii) broker non-votes will be treated as shares not present and entitled to vote.

     The presence, either in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding on the Record Date is necessary to constitute a quorum at the 2000 Annual Meeting of Stockholders. All abstentions and broker non-votes will be included as shares that are present and entitled to vote for purposes of determining the presence of a quorum at the meeting.

PROXIES AND SOLICITATION COSTS

     Shares of Common Stock represented by properly executed proxies received in time for voting at the 2000 Annual Meeting of Stockholders will, unless such proxy is revoked, be voted in accordance with the instructions indicated thereon. In the absence of specific instructions to the contrary, the persons named in the accompanying form of proxy intend to vote all properly executed proxies received by them (i) FOR the election of the Board of Directors nominees as Class I Directors, (ii) FOR the amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock, (iii) FOR the adoption of the Company's 2000 Employee Stock Purchase Plan, (iv) FOR the approval of the Discretionary Option Grant Program under the Company's 1996 Stock Incentive Plan and (v) FOR the ratification of the appointment of Arthur Andersen LLP as the Company's independent accountants for the Company for the year ending December 31, 2000. No business other than as set forth in the accompanying Notice of Annual Meeting is expected to come before the 2000 Annual Meeting of Stockholders, but should any other matter requiring a vote of stockholders be properly brought before the 2000 Annual Meeting of Stockholders, it is the intention of the persons named in the enclosed form of proxy to vote all proxies in accordance with their best judgment on such matters.

     This solicitation is being made by the Company. The entire cost of soliciting proxies will be borne by the Company. Solicitation will be made by mail, and may be made personally or by telephone or electronically by officers and other employees of the Company who will not receive additional compensation for such solicitation. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of the Common Stock, and such persons will be reimbursed for their expenses. The Company has also retained Corporate Investor Communications, Inc. to assist in the solicitation of proxies. The proxy solicitor will receive approximately $6,000 and expense reimbursement from the Company for its services.

  Revocability of Proxies

     Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive offices, 50 West San Fernando Street, San Jose, California 95113, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the 2000 Annual Meeting of Stockholders and voting in person. Attendance at the 2000 Annual Meeting of Stockholders will not, by itself, revoke a proxy.

STOCKHOLDER PROPOSALS

     Any stockholder proposal intended to be presented at the 2001 Annual Meeting of Stockholders must be received by the Company no later than December 14, 2000 in order to be considered for inclusion in the Company's Proxy Statement and form of proxy relating to the meeting. The proposal must be mailed to the Secretary of the Company, 50 West San Fernando Street, San Jose, California 95113. Proposals may be included in the Proxy Statement if they comply with certain rules and regulations promulgated by the Securities and Exchange Commission. The deadline for notification to the Company of stockholder proposals to be introduced at the 2001 Annual Meeting of Stockholders that are not included in the proxy statement is February 28, 2001.

      MATTERS TO BE CONSIDERED AT THE 2000 ANNUAL MEETING OF STOCKHOLDERS

                      PROPOSAL ONE: ELECTION OF DIRECTORS

GENERAL

     The Company's bylaws provide that the number of directors that shall constitute the whole Board of Directors shall not be less than five nor more than nine, with the actual number within these limits to be fixed from time to time by resolution of the Board of Directors. The authorized number of directors is currently set at seven. The Company's Certificate of Incorporation provides that the Board of Directors shall be divided into three classes, with each class having a three-year term. Three seats on the Board of Directors have been designated as Class I Board seats, with the term of the directors occupying such seats expiring as of the 2000 Annual Meeting of Stockholders. Two seats each have been designated as Class II and Class III Board seats, respectively. The directors elected to Class II will continue to hold office until the 2001 Annual Meeting of Stockholders and until the directors' successors have been elected and qualified or until their earlier death, resignation or removal. The directors elected to Class III will continue to hold office until the 2002 Annual Meeting of Stockholders and until the directors' successors have been elected and qualified or until their earlier death, resignation or removal.

     At the 2000 Annual Meeting of Stockholders, three Class I Directors are to be elected to serve three-year terms ending at the 2003 Annual Meeting of Stockholders and until their respective successors are elected and qualified or until their earlier death, resignation or removal. The nominees for the Board of Directors designated to serve as Class I Directors are set forth below.

     The proxy holders intend to vote all proxies received by them for each of the nominees for election as a Class I Director listed below, each of whom currently serves as a Class I Director, unless instructions to the contrary are marked on the proxy. In the event that a nominee is unable or declines to serve as a director at the time of the 2000 Annual Meeting of Stockholders and the Board of Directors designates a replacement nominee, the proxies will be voted for the replacement nominee. As of the date of this Proxy Statement, the Board of Directors is not aware of any nominee who is unable or will decline to serve as a director.

     Set forth in the table below is a list of the Company's directors, together with certain biographical information.

NAME                             AGE                   PRINCIPAL OCCUPATION                    CLASS
----                             ---                   --------------------                    -----
Peter Cartwright...............  70     Chairman of the Board, President and Chief              III
                                        Executive Officer of the Company
Ann B. Curtis..................  49     Executive Vice President, Chief Financial Officer        II
                                        and Corporate Secretary of the Company
Jeffrey E. Garten..............  53     Dean of the Yale School of Management                     I
Susan C. Schwab................  45     Dean of the School of Public Affairs at the             III
                                        University of Maryland
George J. Stathakis............  69     International Investment Banker                           I
John O. Wilson.................  61     Senior Research Fellow, Berkeley Roundtable on the        I
                                          International Economy and Executive Vice
                                          President and Chief Economist, SDR Capital
                                          Management
V. Orville Wright..............  79     Retired Co-Chief Executive Officer of MCI                II
                                          Communications Corp.

NOMINEES FOR CLASS I DIRECTORS WITH TERMS EXPIRING IN 2003

     Jeffrey E. Garten became a director of the Company in January 1997. Mr. Garten has served as Dean of the Yale School of Management and William S. Beinecke Professor in the Practice of International Trade and Finance since November 1995. Mr. Garten served as Undersecretary of Commerce of International Trade from November 1993 to October 1995. He was a managing director of The Blackstone Group, an investment banking firm, from October 1990 to October 1992. Prior thereto, Mr. Garten founded and managed The Eliot

Group, a small investment bank, from November 1987 to October 1990, and served as managing director of Lehman Brothers from January 1979 to November 1987.

     George J. Stathakis became a director of the Company in September 1996 and has served as a Senior Advisor to the Company since December 1994. Mr. Stathakis has been providing financial, business and management advisory services to numerous corporations since 1985. He also served as Chairman of the Board and Chief Executive Officer of Ramtron International Corporation, an advanced technology semiconductor company, from 1990 to 1994. From 1986 to 1989, he served as Chairman of the Board and Chief Executive Officer of International Capital Corporation, a subsidiary of American Express. Prior to 1986, Mr. Stathakis served 32 years with General Electric Corporation in various management and executive positions. During his service with General Electric, Mr. Stathakis founded the General Electric Trading Company and was appointed its first President and Chief Executive Officer.

     John O. Wilson became a director of the Company in January 1997. Mr. Wilson has served as a Senior Research Fellow at the Berkeley Roundtable on the International Economy and as Executive Vice President and Chief Economist of SDR Capital Management since January 1999. Mr. Wilson served as Executive Vice President and Chief Economist at Bank of America from August 1984 to January 1999. He joined Bank of America in June 1975 as Director of Economics-Policy Research. He served as a faculty member at the University of California at Berkeley from September 1979 to June 1991, at the University of Connecticut from September 1974 to June 1975, and at Yale University from January 1967 to September 1970. Mr. Wilson also served as Director of Regulatory Analysis of the U.S. Atomic Energy Commission from April 1972 to October 1972, as Director of Welfare Reform of the Department of Health, Education and Welfare from April 1971 to April 1972, and as Assistant Director of the U.S. Office of Economic Opportunity from August 1969 to April 1971.

CONTINUING CLASS II DIRECTORS WITH TERMS EXPIRING IN 2001

     Ann B. Curtis has served as Executive Vice President of the Company since August 1998, and before that had been Senior Vice President of the Company since September 1992, and has been employed by the Company since its inception in 1984. Ms. Curtis became a director of the Company on September 19, 1996. She is responsible for the Company's financial and administrative functions, including the functions of general counsel, corporate and project finance, accounting, human resources, public relations and investor relations. Ms. Curtis also has overall management responsibility for the Company's Western, Central and Eastern Regional Offices, and serves as Chief Financial Officer and Corporate Secretary for the Company. From the Company's inception in 1984 through 1992, she served as the Company's Vice President for Management and Financial Services. Prior to joining the Company, Ms. Curtis was Manager of Administration for Gibbs & Hill, Inc., an architect/engineering firm which specialized in power engineering projects.

     V. Orville Wright became a director of the Company in January 1997. Mr. Wright served in various positions with MCI Communications Corp., including Vice Chairman and Co-Chief Executive Officer from 1988 to 1991, Vice Chairman and Chief Executive Officer from 1985 to 1987, and President and Chief Operating Officer from 1975 to 1985. Prior to 1975, Mr. Wright served in senior positions at Xerox Corp. from 1973 to 1975, at Amdahl Corporation from 1971 to 1973, at RCA from 1969 to 1971, and at IBM from 1949 to 1969.

CONTINUING CLASS III DIRECTORS WITH TERMS EXPIRING IN 2002

     Peter Cartwright founded the Company in 1984 and has since served as a director and as the Company's President and Chief Executive Officer. Mr. Cartwright became Chairman of the Board of Directors of the Company on September 19, 1996. From 1979 to 1984, Mr. Cartwright was Vice President and General Manager of Gibbs & Hill, Inc.'s Western Regional Office. From 1960 to 1979, Mr. Cartwright worked for General Electric Corporation's Nuclear Energy Division. His responsibilities included plant construction, project management and new business development. He served on the Board of Directors of nuclear fuel manufacturing companies in Germany, Italy and Japan. Mr. Cartwright was responsible for General Electric's technology development and licensing programs in Europe and Japan. Mr. Cartwright obtained a Master of

Science Degree in Civil Engineering from Columbia University in 1953 and a Bachelor of Science Degree in Geological Engineering from Princeton University in 1952.

     Susan C. Schwab became a director of the Company in January 1997. Dr. Schwab has served as Dean of the School of Public Affairs at the University of Maryland since August 1995. Dr. Schwab served as Director, Corporate Business Development at Motorola, Inc. from July 1993 to August 1995. She also served as Assistant Secretary of Commerce for the U.S. and Foreign Commercial Service from March 1989 to May 1993.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

     The Company's Board of Directors held 12 meetings and acted by unanimous written consent three times in 1999. The Board of Directors has an Audit Committee, a Compensation Committee and an Executive Committee. There is currently no Nominating Committee. The Audit Committee meets with the Company's finance and accounting managers and its independent public accountants to review the adequacy of internal controls and the results and scope of the audit and other services provided by the independent auditors. The Audit Committee is comprised of John O. Wilson (Chair), Jeffrey E. Garten and V. Orville Wright. The Audit Committee held three meetings in 1999. The Compensation Committee administers salaries, incentives and other forms of compensation for executive officers of the Company, as well as certain incentive compensation and benefit plans of the Company. The Compensation Committee is comprised of Susan C. Schwab (Chair), Jeffrey E. Garten, and V. Orville Wright. The Compensation Committee held six meetings in 1999. The Executive Committee is empowered to take actions on behalf of the Board of Directors, particularly in the event such actions are necessary on short notice. The Executive Committee is comprised of Peter Cartwright (Chair), George J. Stathakis and John O. Wilson. The Executive Committee held one meeting in 1999.

DIRECTOR COMPENSATION

     As of January 1, 2000, non-employee members of the Board of Directors are each paid an annual fee of $40,000 and are reimbursed for all expenses incurred in attending meetings of the Board of Directors or any committee thereof. The chairs of the Compensation Committee and the Audit Committee receive an additional annual fee of $5,000. Under the Automatic Option Grant Program in effect under the Company's 1996 Stock Incentive Plan (the "1996 Stock Incentive Plan"), each non-employee Board member receives, on an annual basis, an option grant to purchase shares of Common Stock equal in value to $20,000. The shares subject to these option grants vest upon the optionee's completion of one year of Board service measured from the grant date. Each option has an exercise price per share equal to the fair market value per share of Common Stock on the grant date and a term of 10 years, subject to earlier termination upon the optionee's cessation of Board service. Each option is immediately exercisable for all the option shares, but any shares purchased upon exercise of the option will be subject to repurchase by the Company, at the option exercise price paid per share, upon the optionee's cessation of Board service prior to vesting in those shares. However, option shares issuable upon exercise of options granted will immediately vest on an accelerated basis upon certain changes in control of the Company or upon the death or disability of the optionee while a Board member.

     Non-employee directors are also eligible to participate in the Director Fee Option Grant Program in effect under the 1996 Stock Incentive Plan, pursuant to which they may elect to apply all or a portion of their annual retainer fee towards the acquisition of special below-market option grants. For each director, the number of shares of Common Stock subject to these options is determined by dividing (i) the portion of the annual retainer fee each director elects to apply toward the acquisition of options by (ii) 66 2/3% of the fair market value per share of Common Stock on the grant date. Each option has an exercise price per share equal to 33 1/3% of the fair market value per share of Common Stock on the grant date. The options became fully exercisable on December 31, 1999. The options have a term of 10 years, subject to earlier termination of two years following cessation of Board service.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors recommends that the stockholders vote "FOR" the election of the Class I Director nominees listed above.

                 PROPOSAL TWO: AMENDMENT TO THE CERTIFICATE OF
                INCORPORATION TO INCREASE THE AUTHORIZED SHARES

BACKGROUND

     Under the Company's Certificate of Incorporation, the Company is authorized to issue up to 100 million shares of Common Stock. As of December 31, 1999, 63,053,920 shares of Common Stock were issued and outstanding. In addition, approximately 8 million shares were reserved for issuance under the Company's stock-based employee compensation and incentive plans and approximately 29 million shares were available for future corporate purposes.

THE PROPOSAL

     The Board of Directors has unanimously adopted a resolution declaring it advisable to amend the Certificate of Incorporation to increase from 100,000,000 to 500,000,000 the number of shares of Common Stock that the Company has the authority to issue. This amendment is being submitted to the stockholders of the Company for approval.

REASONS FOR THE AMENDMENT

     The Board of Directors believes that it is in the Company's best interest to increase the number of authorized but unissued shares of Common Stock in order to have additional shares available to meet the Company's future business needs as they arise. While the Company's management has no current arrangements, agreements, understandings or plans for the use of the additional shares proposed to be authorized, the Board of Directors believes that the availability of such additional shares will provide the Company with the flexibility to issue Common Stock for a variety of purposes that the Board of Directors may deem advisable. These purposes could include, among other things, the sale of stock to raise additional capital, the purchase of property or assets, the acquisition or merger into the Company of other companies, the use of stock for various equity compensation and other employee benefit plans and arrangements, the declaration of stock splits or dividends, and other bona fide corporate purposes. In some situations, the issuance of additional shares of Common Stock could have a dilutive effect on earnings per share, and, for a stockholder who does not purchase additional shares to maintain its, his or her pro rata interest, on a stockholder's percentage voting power in the Company. If authorized, the additional shares of Common Stock could be issued without further action by the Company's stockholders, unless stockholder approval is required by law, regulation or stock exchange rule.

     Although an increase in the authorized shares of Common Stock could, under certain circumstances, be construed as having an anti-takeover effect (for example, by diluting the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction for the combination of the Company with another company), the Board of Directors is not proposing this amendment to the Certificate of Incorporation in response to any effort known to the Board of Directors to accumulate Common Stock or to obtain control of the Company by means of a merger, tender offer or solicitation in opposition to management. In addition, the proposal is not part of any plan by management to recommend a series of similar amendments to the Board of Directors and the stockholders. Finally, the Board of Directors does not currently contemplate recommending the adoption of any other amendments to the Certificate of Incorporation which could be construed as affecting the ability of third parties to take over or to change the control of the Company.

     In addition to the Common Stock, the Certificate of Incorporation currently grants to the Board of Directors the authority to authorize the issuance up to 10,000,000 shares of preferred stock, in one or more series, without stockholder approval. There are no shares of preferred stock currently outstanding. The proposed amendment to the Certificate of Incorporation would not change the Company's authority to issue shares of preferred stock.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors recommends that the stockholders vote "FOR" the amendment to the Certificate of Incorporation to increase the number of authorized shares of Common Stock.

                      PROPOSAL THREE: ADOPTION OF THE 2000
                          EMPLOYEE STOCK PURCHASE PLAN

BACKGROUND

     The Board of Directors adopted an Employee Stock Purchase Plan in 1996 (the "1996 ESPP"), and the 1996 ESPP became effective at the time of the Company's initial public offering the same year. The 1996 ESPP allowed eligible employees to acquire a proprietary interest in the Company by purchasing Common Stock through payroll deductions. Originally, a total of 275,000 shares of Common Stock were reserved for issuance under the 1996 ESPP, which number was increased to 550,000 shares in October 1999 to give effect to the Company's two-for-one stock split. As of January 31, 2000, all of the 550,000 shares were issued under the 1996 ESPP. Accordingly, on March 24, 2000, the Board of Directors adopted the 2000 Employee Stock Purchase Plan (the "2000 ESPP") in order to permit eligible employees to continue to acquire a proprietary interest in the Company by purchasing Common Stock through payroll deductions.

     The continued success of the Company depends on its ability to attract and retain employees who are highly qualified and motivated. The Board of Directors believes that the 2000 ESPP promotes this objective by enabling employees to acquire Common Stock at a discount to the market price. By encouraging employees to acquire an equity interest in the Company, the 2000 ESPP also is designed to create an identity of interests between employees and the stockholders of the Company by focusing employees on the goal of building stockholder value. Accordingly, the Board of Directors believes that it is in the best interest of the Company to continue to offer participation in the 2000 ESPP to employees of the Company and its subsidiaries.

PROPOSALS

     The Board of Directors has unanimously adopted the 2000 ESPP and is submitting the 2000 ESPP to stockholders for approval. Under the 2000 ESPP, up to 1,000,000 shares of Common Stock may be sold to participants in accordance with the terms of the 2000 ESPP. The Company currently anticipates that the 1,000,000 shares covered by the 2000 ESPP will be sufficient to allow the Company to offer participation in the 2000 ESPP to existing and future employees of the Company and its subsidiaries for two years.

     The 2000 ESPP is designed to qualify for favorable tax treatment under
Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). In order to meet the requirements of Section 423 of the Code, the 2000 ESPP must be approved by the Company's stockholders within 12 months after it was adopted by the Board of Directors.

SUMMARY OF THE 2000 ESPP

     The material features of the 2000 ESPP are outlined below.

     Purpose. The purpose of the 2000 ESPP is to promote the interests of the Company by providing eligible employees with the opportunity to acquire a proprietary interest in the Company through participation in a payroll-deduction based employee stock purchase plan designed to qualify under Section 423 of the Code.

     Administration. The 2000 ESPP is administered by a committee of two or more members of the Board of Directors appointed by the Board (the "ESPP Administrator").

     Eligibility. All employees of the Company or a Participating Corporation who are regularly expected to render more than 20 hours of service per week for more than five months per calendar year are eligible to participate in the 2000 ESPP. A "Participating Corporation" is defined as any subsidiary corporation of the Company, within the meaning of Section 424(f) of the Code, to which the Board of Directors chooses to extend the 2000 ESPP. Approximately 1000 employees of the Company and its subsidiaries currently are eligible to participate in the 2000 ESPP.

     Offering Periods. The 2000 ESPP is implemented through a series of successive offering periods of such duration (not to exceed 24 months) determined by the ESPP Administrator. During an offering period, funds accumulate through payroll deductions for the purchase of shares of Common Stock.

     Grant of Purchase Rights. Each participant is granted a separate purchase right for each offering period in which he or she elects to participate. The purchase right is granted on the participant's entry date into the offering period and entitles the participant to purchase shares of Common Stock in installments on specified dates (each, a "Purchase Date") during the offering period. Purchase rights may not be granted to any eligible employee if such individual would, immediately after the grant, own (within the meaning of Section 424(d) of the Code) or hold outstanding options or other rights to purchase stock representing five percent or more of the total combined voting power or value of all classes of stock of the Company or any subsidiary. No participant may purchase more than 600 shares of Common Stock on any purchase date, or more than $25,000 worth of stock (determined using the value of the stock on the participant's entry date into the offering period) in any calendar year.

     Purchase Price. The purchase price per share of Common Stock offered under the 2000 ESPP in a given offering period may not be less than 85% of the lower of (i) the fair market value per share of Common Stock on the participant's entry date into the applicable offering period or (ii) the fair market value per share of Common Stock on the Purchase Date (the "Purchase Price"). The percentage discount is determined by the ESPP Administrator. The fair market value of the Common Stock on a given date is the closing selling price of the Common Stock for such date as reported by the New York Stock Exchange.

     Payroll Deductions. Payroll deductions for a participant commence on the first pay day following the participant's entry date into the offering period, and continue through the pay day ending with or immediately prior to the last day of the offering period unless sooner terminated by the participant. The amount to be contributed is selected by the participant, and may be increased or decreased, subject to certain limitations, during the offering period.

     Exercise of Purchase Rights. Each purchase right is automatically exercised on each Purchase Date by applying the accumulated payroll deductions to purchase shares of Common Stock at the applicable Purchase Price.

     Withdrawal; Termination of Employment. A participant may, at any time prior to the next scheduled Purchase Date in the offering period, terminate his or her outstanding purchase right. Should the participant cease to be an eligible employee for any reason (including death, disability or change in status) while his or her purchase right remains outstanding, then that purchase right will immediately terminate.

     Assignability. A purchase right is exercisable only by the participant and is not assignable or transferable by a participant.

     Adjustments Upon Changes in Capitalization, Dissolution, Merger, Asset Sale or Change of Control. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company's receipt of consideration, appropriate adjustments will be made to (i) the maximum number and class of securities issuable under the 2000 ESPP, (ii) the maximum number and class of securities purchasable per participant on any one Purchase Date, and (iii) the number and class of securities and the price per share in effect under each outstanding purchase right in order to prevent the dilution or enlargement of benefits under the 2000 ESPP. Each outstanding purchase right will be exercised automatically immediately prior to the effective date of a "Corporate Transaction," which is defined as a merger or consolidation in which securities representing more than 50% of the total combined voting power of the Company are transferred to persons different from those holding the securities immediately prior to the transaction, or a sale, transfer or other dispositions of all or substantially all of the assets of the Company in complete liquidation or dissolution of the Company.

     Amendment and Termination. The Board of Directors may alter, amend, suspend or discontinue the 2000 ESPP at any time to become effective on the date specified by the Board of Directors. If the Board of Directors amends the 2000 ESPP to increase the number of shares of Common Stock that may be issued under the 2000 ESPP, no shares of Common Stock may be issued under the increased share limit until the Company's stockholders have approved the increase. The Board of Directors or the ESPP Administrator (or its designee) may authorize additional affiliates of the Company to become Participating Corporations, or may revoke affiliates' status as Participating Corporations, without stockholder approval.

     Unless terminated sooner by the Board of Directors, the 2000 ESPP will terminate upon the earliest of (i) the last business day of February 2010, (ii) the date on which all shares available for issuance under the 2000 ESPP shall have been sold pursuant to purchase rights exercised under the 2000 ESPP or
(iii) the date on which all purchase rights are exercised in connection with a Corporate Transaction.

FEDERAL INCOME TAX INFORMATION

     The 2000 ESPP and the right of participants to make purchases thereunder are intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, amounts deducted from participants' compensation to purchase shares will be included in their wages for federal income tax purposes at the time of the deduction. No additional income will be taxable to a participant in connection with the purchase of shares until the shares purchased under the 2000 ESPP are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax, and the amount of the tax will depend upon the holding period. If the shares are sold or otherwise disposed of more than two years from the participant's entry date in the offering period and more than one year from the Purchase Date for those shares, the participant will recognize ordinary income measured as the lesser of (i) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price or (ii) the excess of the fair market value of the shares as of the participant's entry date in the offering period over the purchase price. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of this holding period, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased (or on the date the shares are sold, if less) over the purchase price. Any additional gain or loss on such sale or disposition will be short-term capital gain or loss if the participant owned the shares for a year or less, and will be long-term capital gain or loss if the participant owned the shares for more than a year. The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by participants upon a sale or disposition of shares prior to the expiration of the holding period described above.

     The foregoing is only a summary of the effect of federal income taxation upon participants and the Company with respect to the shares purchased under the 2000 ESPP. Reference should be made to the applicable provisions of the Code. In addition, the summary does not discuss the tax consequences of a participant's death or the income tax laws of any state or foreign country in which the participant may reside.

NEW PLAN BENEFITS

     The benefits accruing to participants if the 2000 ESPP is approved as proposed will depend on whether eligible employees elect to participate, the level of payroll deductions selected and the Purchase Price of the Common Stock on each Purchase Date. Accordingly, the amount of such benefits that any employee or group of employees might receive under the 2000 ESPP in the future is not determinable. The closing selling price of the Common Stock on April 11, 2000, as reported by the New York Stock Exchange, was $84.50.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors recommends that the stockholders vote "FOR" the adoption of the 2000 ESPP.

       PROPOSAL FOUR: APPROVAL OF THE DISCRETIONARY OPTION GRANT PROGRAM
                      UNDER THE 1996 STOCK INCENTIVE PLAN

BACKGROUND

     In 1996, prior to the Company's initial public offering, the Board of Directors approved the 1996 Stock Incentive Plan. The 1996 Stock Incentive Plan is divided into five separate equity programs. One of the five programs is the Discretionary Option Grant Program, under which eligible persons may be granted options to purchase shares of Common Stock ("Options") and stock appreciation rights ("SARs"). The Options granted under the Discretionary Option Grant Program may be either (a) non-statutory options ("Non-Statutory Options") or (b) options that satisfy the requirements of Section 422 of the Code ("Incentive Options").

     The maximum number of shares of Common Stock initially reserved for issuance under the 1996 Stock Incentive Plan was 8,083,716. The number of shares of Common Stock available for issuance under the 1996 Stock Incentive Plan automatically increases on the first trading day of each calendar year during the term of the 1996 Stock Incentive Plan, by an amount equal to one percent of the shares of Common Stock outstanding on the last trading day of the immediately preceding calendar year. No Incentive Options may be granted on the basis of the additional shares resulting from the annual increase. Currently, there are approximately 9 million shares of Common Stock available for issuance under the 1996 Stock Incentive Plan, of which 7.5 million shares have been reserved for issuance pursuant to outstanding awards.

     Under Section 162(m) of the Code, the Company may not deduct more than $1,000,000 in annual compensation paid to an individual who, on the last day of the taxable year, is either the chief executive officer or one of the Company's four other most highly-compensated officers. Certain "performance-based compensation" is exempt from the $1,000,000 deduction limit. Options and SARs under the Discretionary Option Grant Program generally meet the requirements for performance-based compensation if the exercise price of the Option or the base price for measuring appreciation in the SAR is at least 100% of fair market value on the date of grant. Before the 2000 Annual Meeting of Stockholders, the Discretionary Option Grant Program was exempt from the $1,000,000 deduction limit under an Internal Revenue Service transition rule for companies that have recently made an initial public offering of their stock.

PROPOSAL

     In order to remain exempt from the $1,000,000 deduction limit, the Discretionary Option Grant Program must be approved by the Company's stockholders at the 2000 Annual Meeting of Stockholders.

SUMMARY OF THE DISCRETIONARY OPTION GRANT PROGRAM

     The material features of the Discretionary Option Grant Program are outlined below.

     Purpose. The purpose of the Discretionary Option Grant Program is to promote the interests of the Company by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Company as an incentive for them to remain in the service of the Company.

     Administration. Awards under the Discretionary Option Grant Program to officers and directors subject to the short-swing profit liabilities of Section 16 of the Securities Exchange Act of 1934, as amended, including the executives who are potentially subject to the $1,000,000 deduction limit, are administered by a committee of two or more outside directors of the Company (the "Discretionary Option Grant Program Administrator"). At the discretion of the Board of Directors, the administration of the Discretionary Option Grant Program with respect to all other persons eligible to participate may be vested in the Discretionary Option Grant Program Administrator or an additional committee of two or more directors of the Company, or may be retained by the Board of Directors.

     Eligibility. The persons eligible to participate in the Discretionary Option Grant Program are (i) employees of the Company, (ii) non-employee members of the Board of Directors or the board of directors of any subsidiary of the Company and (iii) consultants and other independent advisers who provide services to the Company (or any subsidiary of the Company). Approximately 1000 employees of the Company and its subsidiaries are currently eligible to participate in the Discretionary Option Grant Program.

     Individual Share Limit. No person participating in the 1996 Stock Incentive Plan may receive Options, separately exercisable SARs, and direct stock issuances for more than 1,000,000 shares of Common Stock in the aggregate per calendar year.

     Adjustments Upon Changes in Capitalization. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company's receipt of consideration, appropriate adjustments will be made to (i) the maximum number and class of securities issuable under the 1996 Stock Incentive Plan, (ii) the number and class of securities for which any one person may be granted Options, separately exercisable SARs, and direct stock issuances under the 1996 Stock Incentive Plan per calendar year, (iii) the number and class of securities and the exercise price per share in effect under each outstanding option under the 1996 Stock Incentive Plan and (iv) the number and class of securities and price per share in effect under each outstanding Option incorporated into the 1996 Stock Incentive Plan from the Company's predecessor stock option plan.

  Non-Statutory Option Terms.

     Exercise Price. The exercise price per share of each Non-Statutory Option is fixed by the Discretionary Option Grant Program Administrator and may not be less than 85% of the fair market value per share of Common Stock on the grant date. Non-Statutory Options that are intended to qualify as performance-based compensation will have an exercise price equal to 100% of the fair market value per share of Common Stock on the option grant date.

     Exercise and Term. Each Non-Statutory Option is exercisable at such times, during such periods and for such number of shares as determined by the Discretionary Option Grant Program Administrator when the Option is granted. No Non-Statutory Option may have a term exceeding 10 years measured from the grant date.

     Effect of Termination of Service with the Company. Any Option outstanding at the time of a participant's cessation of service for any reason remains exercisable for a period of time determined by the Discretionary Option Grant Program Administrator when the Option is granted, but no Option will be exercisable after the expiration of the Option term. During a post-service exercise period, an Option may not be exercised in the aggregate for more than the number of vested shares for which the Option was exercisable on the date of a participant's cessation of service. An Option will terminate and cease to be outstanding for any vested shares for which the Option has not been exercised upon the earlier of (i) the expiration of the applicable exercise period or (ii) the expiration of the Option term. However, upon a participant's cessation of service, any Option that is not at that time exercisable for vested shares will terminate and cease to be outstanding.

     Effect of Death. Any Option exercisable in whole or in part by a participant at the time of death may be exercised by the personal representative of a participant's estate or by the persons to whom the Option is transferred pursuant to a participant's will or in accordance with the laws of descent and distribution.

     Stockholder's Rights. A holder of an Option has no stockholder's rights with respect to the shares subject to the Option until such person exercises the Option, pays the exercise price, and becomes a holder of record of the purchased shares.

     Transferability. Non-Statutory Options may, in connection with the participant's estate plan, be assigned in whole or in part during the participant's lifetime to one or more members of the participant's immediate family or to a trust established exclusively for one or more such family members.

  Incentive Option Terms.

     Eligibility.  Incentive Options are granted only to employees.

     Exercise Price. The exercise price per share may not be less than 100% of the fair market value per share of Common Stock on the grant date. If any employee to whom an Incentive Option is granted owns 10% or more of the Common Stock, then the exercise price per share may not be less than 110% of the fair market value per share of Common Stock on the grant date.

     Exercise and Term. Each Incentive Option is exercisable at such times, during such periods, and for such number of shares as determined by the Discretionary Option Grant Program Administrator when the Option is granted. No Incentive Option may have a term exceeding 10 years measured from the grant date. Any Incentive Option granted to any employee who owns 10% or more of the Common Stock must have a term not to exceed five years measured from the grant date.

     Dollar Limitation. The aggregate fair market value of the shares of Common Stock (determined at the date of the grant) for which one or more Options granted to any employee under the 1996 Stock Incentive Plan becoming exercisable for the first time as Incentive Options during any one calendar year may not exceed $100,000.

     Effect of Termination of Service with the Company. Any Option outstanding at the time of a participant's cessation of service for any reason remains exercisable for a period of time determined by the Discretionary Option Grant Program Administrator when the Option is granted, but no Option is exercisable after the expiration of the Option term. An Option generally will not be treated as an Incentive Option for federal income tax purposes if an employee exercises the Option more than 90 days after his employment terminates (or more than one year, if his employment terminates as a result of disability). During a post-service exercise period, an Option may not be exercised in the aggregate for more than the number of vested shares for which the Option is exercisable on the date of a participant's cessation of service. An Option will terminate and cease to be outstanding for any vested shares for which the Option has not been exercised upon the earlier of (i) the expiration of the applicable exercise period or (ii) the expiration of the Option term. However, upon a participant's cessation of service, any Option that is not at that time exercisable for vested shares will terminate and cease to be outstanding.

     Effect of Death. Any Option exercisable in whole or in part by a participant at the time of death may be exercised by the personal representative of a participant's estate or by the persons to whom the Option is transferred pursuant to a participant's will or in accordance with the laws of descent and distribution.

     Stockholder's Rights. A holder of an Option has no stockholder's rights with respect to the shares subject to the option until such person exercises the option, pays the exercise price and becomes a holder of record of the purchased shares.

     Transferability. During the lifetime of a participant, Incentive Options are exercisable only by the participant and are not assignable or transferable other than by will or by the laws of descent and distribution following the participant's death.

     Corporate Transactions. In the event of a "Corporate Transaction," defined as a merger or consolidation in which securities representing more than 50% of the total combined voting power of the Company are transferred to persons different from those holding the securities immediately prior to the transaction, or a sale, transfer or other dispositions of all or substantially all of the assets of the Company in complete liquidation or dissolution of the Company, each outstanding Option will automatically accelerate so that each Option will, immediately prior to the effective date of the Corporate Transaction, become fully exercisable. However, an outstanding Option shall not accelerate if and to the extent that (i) the Option is to be either assumed by the successor corporation or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation, (ii) the Option is to be replaced with a cash incentive program of the successor program or (iii) the acceleration of the Option is subject to other limitations imposed by the Discretionary Option Grant Program Administrator at the time of the grant.

     The portion of any Incentive Option accelerated in connection with a Corporate Transaction remains exercisable as an Incentive Option only to the extent that the applicable $100,000 limitation is not exceeded. If the $100,000 limitation is exceeded, the accelerated portion of the Incentive Option is exercisable as a Non-Statutory Option under federal tax laws.

     All outstanding repurchase rights will terminate automatically, and the shares of Common Stock subject to those terminated rights will immediately vest in full, except to the extent that the repurchase rights are to be assigned to the successor corporation (or the parent of the successor corporation) in connection with the Corporate Transaction, or the accelerated vesting is precluded by other limitations imposed by the Discretionary Option Grant Program Administrator at the time the repurchase right is issued. Immediately following the consummation of the Corporate Transaction, all outstanding Options terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or the parent of the successor corporation). Immediately after a Corporate Transaction, each Option which is assumed in connection with the Corporate Transaction will be appropriately adjusted to apply to the number and class of securities that would have been issuable to the participant in consummation of the Corporation Transaction had the Option been exercised immediately prior to the Corporate Transaction.

     Involuntary Termination. Following the effective date of any Corporate Transaction in which options are assumed or replaced and do not otherwise accelerate, the Discretionary Option Grant Program Administrator has full power and authority to grant Options under the Discretionary Option Grant Program that will automatically accelerate in the event a participant's service subsequently terminates by reason of an Involuntary Termination. "Involuntary Termination" is defined as an individual's involuntary dismissal or discharge by the Company for reasons other than misconduct, or an individual's voluntary resignation following (i) a change in his or her position with the Company that materially reduces his or her level of responsibility, (ii) a reduction in his or her level of compensation by more than 15% or (iii) a relocation of an individual's place of employment of more than 50 miles that is effected by the Company without the employee's consent.

     Change in Control. Following the effective date of any Corporate Transaction in which Options are assumed or replaced and do not otherwise accelerate, the Discretionary Option Grant Program Administrator has full power and authority to grant Options under the Discretionary Option Grant Program that will automatically accelerate in the event a participant's service subsequently terminates by reason of a Change of Control. "Change of Control" is defined as a change in ownership or control of the Company effected through either (i) the acquisition, directly or indirectly by any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company), of beneficial ownership of securities possessing more than 50% of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders that the Board of Directors does not recommend the stockholders to accept, or (ii) a change in the composition of the Board of Directors over a period of 36 consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to consist of individuals who either
(a) have been Board members continuously since the beginning of the period or
(b) have been elected or nominated for election as Board members during the period by at least a majority of the Board members described in clause (a) who were still in office at the time the Board approved the election or nomination. The portion of any Incentive Option accelerated in connection with a Change of Control remains exercisable as an Incentive Option only to the extent that the applicable $100,000 limitation is not exceeded. If the $100,000 limitation is exceeded, the accelerated portion of the Incentive Option is exercisable as a Non-Statutory Option under federal tax laws.

     Cancellation and Regrant of Options. The Discretionary Option Grant Program Administrator has the authority to effect, at any time, with the consent of the affected participants, the cancellation of any or all outstanding Options under the Discretionary Option Grant Program and to grant in substitution new Options covering the same or different number of shares of Common Stock but with an exercise price per share based on the fair market value per share of Common Stock on the new grant date.

     Stock Appreciation Rights. The Discretionary Option Grant Program Administrator has full power and authority to grant to selected participants tandem SARs and limited SARs. The Discretionary Option Grant Program Administrator may establish terms whereby a participant may be granted the right to elect between the exercise of the underlying Option for shares of Common Stock and the surrender of that Option in exchange for a distribution from the Company in an amount equal to the excess of (a) the fair market value of the number of shares in which the participant is at that time vested under the surrendered Option over (b) the aggregate exercise price payable for such shares. Once the Discretionary Option Grant Program Administrator has approved such Option surrender, the distribution to which the participant shall be entitled may be made in shares of Common Stock valued at fair market value on the Option surrender date, in cash, or partly in shares and partly in cash, as the Discretionary Option Grant Program Administrator shall in its sole discretion deem appropriate.

     Amendment and Termination. The Board of Directors may amend or modify the 1996 Stock Incentive Plan at any time. No amendment or modification will adversely effect any outstanding award unless the participant consents.

     Unless terminated sooner by the Board of Directors, the 1996 Stock Incentive Plan will terminate upon the earliest of (i) July 16, 2006, (ii) the date on which all shares available for issuance under the 1996 Stock Incentive Plan have been issued as fully vested shares or (iii) the termination of all outstanding Options in connection with a Corporate Transaction.

FEDERAL INCOME TAX INFORMATION

     In general, a participant will not recognize income for federal income tax purposes when an Option or SAR is granted under the Discretionary Option Grant Program, and the Company will not be entitled to a federal income tax deduction on the date of the grant.

     When a participant exercises a Non-Statutory Option, the participant will recognize ordinary income for federal tax purposes to the extent that the fair market value of the shares exceeds the Option's exercise price. When the participant exercises an SAR, the participant will recognize ordinary income equal to the amount of any cash and the fair market value of any shares the participant receives. The Company generally will be entitled to a federal income tax deduction on the exercise date equal to the amount the participant recognizes as ordinary income.

     When a participant exercises an Incentive Option, the participant generally will not recognize income for purposes of computing regular federal income tax liability, and the Company will not be entitled to a deduction. However, the excess of the fair market value of the stock on the exercise date over the exercise price will be included in the participant's income for purposes of the alternative minimum tax.

     If the participant holds shares acquired with an Incentive Option stock for at least two years from the date the Incentive Option was granted and one year from the date the Incentive Option was exercised, the participant will realize a long-term capital gain or loss upon the sale of the shares, equal to the difference between the exercise price and the sale price. The Company will not receive any federal income tax deduction if the participant holds the shares for the required period. If the participant does not hold the shares for the required period, the participant will recognize ordinary income upon the sale of the shares equal to the excess of the fair market value of the shares on the date of exercise (or, if less, the amount of gain realized on the disposition of the shares) over the exercise price, and the balance of any gain or any loss will be treated as capital gain or loss. The Company will be entitled to a tax deduction equal to the amount of any ordinary income the participant recognizes upon the sale of the shares.

     An Incentive Option will receive the special tax treatment described above only if the participant remains employed by the Company (or a subsidiary in which the Company holds at least 50% of the voting interest) from the grant date until 90 days before the Incentive Option is exercised. The 90 day period is extended to one year if the participant's employment terminates on account of disability. If the participant does not meet this employment requirement, the Incentive Option will be treated for federal income tax purposes as a Non-Statutory Option.

     As explained above, the Company may not deduct annual compensation of more than $1,000,000 paid to an individual who, on the last day of the taxable year, is either the chief executive officer or one of the Company's four other most highly-compensated officers for that year. The deduction limit does not apply to qualified performance-based compensation. The Company believes that compensation under the Discretionary Option Grant Program attributable to Non-Statutory Options and SARs with an exercise price or base price equal to the stock's fair market value on the grant date, and to Incentive Options, will be treated as qualified performance-based compensation and therefore will not be subject to the deduction limit.

NEW PLAN BENEFITS

     Future awards of Stock Options and SARs to participants under the Discretionary Option Grant Program, if approved as proposed, are subject to the discretion of the Discretionary Option Grant Program Administrator. Accordingly, the benefits that any employee or group of employees might receive under the Discretionary Option Grant Program in the future is not determinable. The closing price of the Common Stock on April 11, 2000, as reported by the New York Stock Exchange, was $84.50.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors recommends that the stockholders vote "FOR" the adoption of the Discretionary Option Grant Program.

                 PROPOSAL FIVE: RATIFICATION OF APPOINTMENT OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

     The firm of Arthur Andersen LLP served as independent public accountants for the Company for the fiscal year ended December 31, 1999. Arthur Andersen LLP's fees for performing the Company's audit for the fiscal year ended December 31, 1999 were approximately $1,107,000. Additionally, the Company paid Arthur Andersen LLP approximately $1,389,000 for non-audit related services performed in 1999. Subject to stockholder ratification, the Board of Directors has reappointed the firm to serve as the Company's independent public accountants for the year ending December 31, 2000. Accordingly, a resolution will be presented at the 2000 Annual Meeting of Stockholders to ratify the appointment of Arthur Andersen LLP by the Board of Directors as independent public accountants to audit the accounts and records of the Company for the fiscal year ending December 31, 2000. In the event that stockholders fail to ratify the appointment of Arthur Andersen LLP, the Board of Directors would reconsider such appointment. Even if the appointment is ratified, the Board of Directors in its discretion may direct the appointment of a different independent public accounting firm at anytime during the year if the Board of Directors believes that such a change would be in the best interests of the Company and its stockholders.

     One or more representatives of Arthur Andersen LLP are expected to be present at the 2000 Annual Meeting of Stockholders, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors recommends that stockholders vote "FOR" such ratification.

                                 OTHER MATTERS

     The Board of Directors does not know of any matters to be presented at the 2000 Annual Meeting of Stockholders other than those set forth herein and in the Notice of Annual Meeting accompanying this Proxy Statement. However, if any other matters properly come before the meeting, it is intended that the persons named in the enclosed proxy will vote on such matters in accordance with their best judgement. Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information known to the Company regarding the beneficial ownership of the Common Stock as of December 31, 1999 by (i) each person known by the Company to be the beneficial owner of more than five percent of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) each executive officer of the Company listed in the Summary Compensation Table below and (iv) all executive officers and directors of the Company as a group.

                                                           NUMBER OF SHARES       PERCENTAGE OF SHARES
NAME AND ADDRESS OF BENEFICIAL OWNER                     BENEFICIALLY OWNED(1)    BENEFICIALLY OWNED(1)
------------------------------------                     ---------------------    ---------------------
Putnam Investments, Inc.(2)............................        7,813,317                  12.4%
  One Post Office Square
  Boston, MA 02109
FMR Corporation(3).....................................        7,578,496                  12.0%
  82 Devonshire Street
  Boston, MA 02109
Wellington Management Company, LLP(4)..................        4,118,200                   6.5%
  75 State Street
  Boston, MA 02109
Morgan Stanley Dean Witter & Company(5)................        3,547,334                   5.6%
  1585 Broadway
  New York, NY 10036
Massachusetts Financial Services Company...............        3,514,659                   5.6%
  500 Boylston Street
  Boston, MA 02116
Hartford Capital Appreciation HLS Fund, Inc.(6)........        3,400,000                   5.4%
  200 Hopmeadow Street
  Simsbury, CT 06089
Peter Cartwright(7)....................................        2,148,912                   3.2%
Charles B. Clark, Jr...................................                0                     *
Ann B. Curtis(8).......................................          570,362                     *
Jeffrey E. Garten(9)...................................           31,824                     *
Robert D. Kelly(10)....................................          233,766                     *
Lynn A. Kerby(11)......................................          247,192                     *
Thomas R. Mason........................................            2,000                     *
Susan C. Schwab(12)....................................           30,130                     *
George J. Stathakis(13)................................           96,264                     *
Ron Walter(14).........................................          331,888                     *
John O. Wilson(15).....................................           38,194                     *
V. Orville Wright(16)..................................           46,662                     *
All executive officers and directors as a group........        3,777,194                   5.7%
  (12 persons)(17)

---------------
  *  Less than one percent

 (1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock issuable upon the exercise of options or warrants or upon the conversion of convertible securities that are immediately exercisable or convertible or that will become exercisable or convertible within the next 60 days are deemed beneficially owned by the beneficial owner of such options, warrants or convertible securities and are deemed outstanding for the purpose of computing the percentage of shares beneficially owned by the person holding such instruments but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table have sole voting and sole investment power with respect to all shares of Common Stock shown as beneficially owned by them. The number of shares of Common Stock outstanding as of December 31, 1999 was 63,053,920.

 (2) According to the Form 13F filed with the Commission, Putnam Investments, Inc. possesses sole voting power over 255,103 shares.

 (3) According to the Schedule 13G filed with the Commission, FMR Corporation possesses sole voting power over 1,570,562 shares and sole investment power over 7,578,496 shares.

 (4) According to the Schedule 13G filed with the Securities and Exchange Commission, Wellington Management Company, LLP possesses shared voting power over 3,974,700 shares and shared investment power over 4,118,200 shares.

 (5) According to the Schedule 13G filed with the Securities and Exchange Commission, Morgan Stanley Dean Witter & Company possesses shared voting power over 3,484,434 shares and shared investment power over 3,547,334 shares.

 (6) According to the Schedule 13G filed with the Securities and Exchange Commission, Hartford Capital Appreciation HLS Fund, Inc. possesses shared voting and investment power over 3,400,000 shares.

 (7) Includes options to purchase 2,137,012 shares of Common Stock issuable upon the exercise of options outstanding as of December 31, 1999 or within 60 days thereafter.

 (8) Includes options to purchase 569,136 shares of Common Stock issuable upon the exercise of options outstanding as of December 31, 1999 or within 60 days thereafter.

 (9) Includes options to purchase 31,824 shares of Common Stock issuable upon the exercise of options outstanding as of December 31, 1999 or within 60 days thereafter.

(10) Includes options to purchase 231,166 shares of Common Stock issuable upon the exercise of options outstanding as of December 31, 1999 or within 60 days thereafter.

(11) Includes options to purchase 246,192 shares of Common Stock issuable upon the exercise of options outstanding as of December 31, 1999 or within 60 days thereafter.

(12) Includes options to purchase 30,130 shares of Common Stock issuable upon the exercise of options outstanding as of December 31, 1999 or within 60 days thereafter.

(13) Includes options to purchase 90,264 shares of Common Stock issuable upon the exercise of options outstanding as of December 31, 1999 or within 60 days thereafter.

(14) Includes options to purchase 331,888 shares of Common Stock issuable upon the exercise of options outstanding as of December 31, 1999 or within 60 days thereafter.

(15) Includes options to purchase 38,194 shares of Common Stock issuable upon the exercise of options outstanding as of December 31, 1999 or within 60 days thereafter.

(16) Includes options to purchase 36,662 shares of Common Stock issuable upon the exercise of options outstanding as of December 31, 1999 or within 60 days thereafter.

(17) Includes options to purchase 3,742,468 shares of Common Stock issuable upon the exercise of options outstanding as of December 31, 1999 or within 60 days thereafter.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

     Set forth in the table below is a list of the Company's executive officers who are not directors, together with certain biographical information.

                            OTHER EXECUTIVE OFFICERS

NAME                                              AGE                      POSITION
----                                              ---                      --------
Thomas R. Mason.................................  56     Executive Vice President
Lynn A. Kerby*..................................  61     Executive Vice President -- Operations
Robert D. Kelly.................................  42     Senior Vice President -- Finance
Ron Walter......................................  50     Senior Vice President -- Business Development
Charles B. Clark, Jr. ..........................  52     Vice President and Corporate Controller

---------------
* Retired as of August 1, 1999.

     Thomas R. Mason has served as Executive Vice President since August 1999 and Senior Vice President from March 1999 until August 1999. Mr. Mason is responsible for managing the Company's power plant construction and operations activities. From March 1995 to February 1999, prior to joining the Company, Mr. Mason was President and Chief Operating Officer of CalEnergy Operating Services Inc., a wholly owned subsidiary of MidAmerica Energy Holdings Company. He obtained a Master of Business Administration Degree from the University of Chicago in 1970 and a Bachelor of Science Degree in Electrical Engineering from Purdue University in 1966.

     Lynn A. Kerby joined the Company in January 1991 and served as Vice President of Operations through January 1993, at which time he became a Senior Vice President -- Operations for the Company. Mr. Kerby became Executive Vice President -- Operations of the Company in August 1998 and retired from that position as of August 1, 1999. Prior to joining the Company, Mr. Kerby served as Senior Vice President -- Operations of Guy F. Atkinson Company, an engineering and construction company, from 1989 to 1990, and served in various other positions within Guy F. Atkinson since 1961. Mr. Kerby served on the Company's Board of Directors from 1984 to 1988 as a Guy F. Atkinson representative. He obtained a Bachelor of Science Degree in Civil Engineering and Business from the University of Idaho in 1961. Mr. Kerby holds a Class A Contractors License in the states of California, Arizona and Hawaii.

     Robert D. Kelly has served as the Company's Senior Vice
President -- Finance since January 1998 and Vice President, Finance from April 1994 to January 1998. Mr. Kelly's responsibilities include all project and corporate finance activities. From 1992 to 1994, Mr. Kelly served as Director -- Project Finance for the Company, and from 1991 to 1992, he served as Project Finance Manager. Prior to joining the Company, from 1990 to 1991, he was the Marketing Manager of Westinghouse Credit Corporation. From 1989 to 1990, Mr. Kelly was Vice President of Lloyds Bank PLC. From 1982 to 1989, Mr. Kelly was employed in various positions with The Bank of Nova Scotia. He obtained a Master of Business Administration Degree from Dalhousie University, Canada in 1980 and a Bachelor of Commerce Degree from Memorial University, Canada, in 1979.

     Ron Walter has served as the Company's Senior Vice President -- Business Development since January 1998 and Vice President, Geothermal Development from July 1990 to January 1998. Mr. Walter's responsibilities include all business development activities and corporate and asset portfolio acquisitions. From 1984 to 1990, Mr. Walter served as Manager -- Geothermal Projects for the Company. Prior to joining the Company, Mr. Walter served as Director of Sales -- Geothermal of Gibbs & Hill, Inc. from 1983 to 1984, and as Senior Engineer for Gibbs & Hill, Inc. from 1982 to 1983. He obtained a Master of Science Degree in Mechanical Engineering from Oregon State University in 1976 and a Bachelor of Science Degree in Mechanical Engineering from the University of Nebraska in 1971.

     Charles B. Clark, Jr. has served as the Company's Vice President and Corporate Controller since May 1999 and as Director of Business Services for the Geysers from February 1999 to April 1999. Prior to joining the Company, Mr. Clark served as the Chief Financial Officer of Hobbs Group, LLC from March 1998 to November 1998. Mr. Clark also served as Senior Vice President -- Finance and Administration of CNF Industries, Inc. from February 1997 to February 1998. He served as Vice President and Chief Financial Officer of Century Contractors West, Inc. from May 1988 to January 1997. Mr. Clark obtained a Master of Business Administration, with a concentration in Finance, from Harvard Graduate School of Business Administration in 1976 and a Bachelor of Science Degree in Mathematics from Duke University in 1969.

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table provides certain information concerning the compensation for services rendered to the Company in all capacities during each of the fiscal years ended December 31, 1997, 1998 and 1999 by the Company's chief executive officer and each of the four other most highly-compensated executive officers of the Company in 1999 who were serving as executive officers as of December 31, 1999. Mr. Kerby, who retired from the Company as of August 1, 1999, is included in the table because he would have been among the four most highly-compensated executive officers at the Company on the last day of the 1999 fiscal year (based on the salary and bonus that he earned through August 1, 1999) had he not retired from his position of Executive Vice
President -- Operations. Mr. Kerby continues with the Company as a part-time employee.

                           SUMMARY COMPENSATION TABLE

                                                                LONG-TERM COMPENSATION
                                      ANNUAL COMPENSATION       ----------------------
                                   --------------------------         SECURITIES            ALL OTHER
NAME AND PRINCIPAL POSITION        YEAR    SALARY     BONUS       UNDERLYING OPTIONS     COMPENSATION(1)
---------------------------        ----   --------   --------   ----------------------   ---------------
Peter Cartwright.................  1999   $575,004   $833,756         1,000,000              $8,130
  Chairman of the Board,           1998    400,002    600,000           220,000               8,130
  President and Chief              1997    375,000    300,000           220,000               8,130
  Executive Officer
Ann B. Curtis....................  1999    262,500    400,480            80,000               4,800
  Executive Vice-President,        1998    220,000    250,000            60,000               4,800
  Chief Financial Officer          1997    205,000     90,000            60,000               4,800
  and Corporate Secretary
Thomas R. Mason(2)...............  1999    219,241    305,320            40,000               4,800
  Senior Vice President            1998         --         --                --                  --
                                   1997         --         --                --                  --
Robert D. Kelly..................  1999    260,770    306,850            60,000               4,800
  Senior Vice President --         1998    205,000    230,000            43,000               4,800
  Finance                          1997    190,000    100,000            40,000               4,800
Lynn A. Kerby....................  1999    187,668     90,000            10,000               4,800
  Executive Vice President --      1998    228,250    175,000            50,000               4,800
  Operations                       1997    220,000     90,000            50,000               4,800
Ron Walter.......................  1999    215,000    320,000            60,000               4,800
  Senior Vice President --         1998    200,000    230,000            40,000               4,800
  Business Development             1997    165,000     85,000            20,000               4,800

---------------
(1) In 1999, the Company made a contribution of $4,800 to the Company's 401(k) plan for the account of each of the named executive officers and paid a premium of $3,330 on a special life insurance policy maintained by the Company for the benefit of Mr. Cartwright.

(2) Mr. Mason began his employment with the Company on March 29, 1999.

STOCK OPTIONS

     The following table sets forth certain information concerning grants of stock options during the fiscal year ended December 31, 1999 to each of the executive officers named in the Summary Compensation Table above. The table also sets forth hypothetical gains or "option spreads" for the options at the end of their respective 10-year terms. These gains are based on the assumed rates of annual compound stock price appreciation of 5% and 10% from the date the option was granted over the full option term. No stock appreciation rights were granted during the fiscal year ended December 31, 1999.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                 INDIVIDUAL GRANTS(1)                           POTENTIAL REALIZABLE VALUE AT
                       -----------------------------------------                ASSUMED ANNUAL RATES OF STOCK
                       OPTIONS   PERCENTAGE OF TOTAL                                 PRICE APPRECIATION
                       GRANTED   OPTIONS GRANTED TO    EXERCISE                      FOR OPTION TERM(3)
                       (NO. OF        EMPLOYEES        PRICE PER   EXPIRATION   -----------------------------
NAME                   SHARES)    IN FISCAL YEAR(2)      SHARE        DATE           5%              10%
----                   -------   -------------------   ---------   ----------   -------------   -------------
Peter Cartwright.....  300,000          14.4%           $15.438     2/14/09      $ 2,912,663     $ 7,381,259
Peter Cartwright.....  694,354          34.5%            39.813     8/10/09       17,385,362      44,057,920
Peter Cartwright.....    5,646(4)           *             4.427      1/3/09           15,719          39,835
Ann B. Curtis........   80,000           3.8%            15.438     2/14/09          776,710       1,968,336
Ann B. Curtis........    1,130(4)           *             4.427      1/3/09            3,146           7,973
Robert D. Kelly......   60,000           2.9%            15.438     2/14/09          582,533       1,476,252
Robert D. Kelly......    2,258(4)           *             4.427      1/3/09            6,287          15,931
Ron Walter...........   60,000           2.9%            15.438     2/14/09          582,533       1,476,252
Thomas R. Mason......   40,000           1.9%            16.969     3/28/09          427,669       1,081,769
Lynn A. Kerby........   10,000             *             15.438     2/14/09           97,089         246,042

---------------
 *  Less than one percent

(1) Unless otherwise noted herein, the following applies to each option set forth in the table above. Each option has a term of 10 years, subject to earlier termination upon the executive officer's termination of service with the Company. Each option will become exercisable for 25% of the option shares upon the officer's completion of each of the four years of service measured from the grant date. Each option will immediately become exercisable for all of the option shares upon an acquisition of the Company by merger or asset sale unless the options are assumed by the successor corporation.

(2) The Company granted options to purchase 2,086,728 shares of Common Stock during the fiscal year ended December 31, 1999.

(3) The 5% and 10% assumed annual rates of compound stock price appreciation are mandated by the rules of the Commission and do not represent the Company's estimate or a projection by the Company of future stock prices.

(4) These options were granted under the Salary Investment Option Grant Program under the 1996 Stock Incentive Plan. They each have a term of 10 years subject to earlier termination upon the executive officer's termination of service with the Company. Each option vested pro rata on a monthly basis over the twelve calendar months of 1999.

STOCK OPTION EXERCISES AND HOLDINGS

     The following table sets forth certain information concerning the exercise of options during the fiscal year ended December 31, 1999 and the number of shares subject to exercisable and unexercisable stock options held by the executive officers named in the Summary Compensation Table above as of December 31, 1999. No stock appreciation rights were exercised by such executive officers during the fiscal year ended December 31, 1999, and no stock appreciation rights were outstanding at the end of that year.

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR-END OPTION VALUES

                                                         NUMBER OF UNEXERCISED
                                                                OPTIONS                 VALUE OF UNEXERCISED
                                                         AT DECEMBER 31, 1999           IN-THE-MONEY OPTIONS
                                                            (NO. OF SHARES)            AT DECEMBER 31, 1999(2)
                       SHARES ACQUIRED      VALUE     ---------------------------   -----------------------------
NAME                     ON EXERCISE     REALIZED(1)  EXERCISABLE   UNEXERCISABLE   EXERCISABLE     UNEXERCISABLE
----                   ---------------   -----------  -----------   -------------   ------------    -------------
Peter Cartwright.....      30,000        $1,867,514    1,971,117      1,385,895     $121,690,228     $52,601,944
Ann B. Curtis........      27,900         1,296,975      523,166        180,970       32,249,909       9,578,733
Robert D. Kelly......      43,300         2,688,714      197,987        130,429       11,899,733       6,885,911
Lynn A. Kerby........      83,104         3,782,114      244,942         93,276       14,727,017       5,178,738
Ron Walter...........          --                --      306,500        110,388       19,183,328       5,746,029
Thomas R. Mason......          --                --           --         40,000               --       1,881,240

---------------
(1) Based upon the market price of the purchased shares on the exercise date less the option exercise price paid for those shares.

(2) Based upon the closing selling price ($64.00 per share) of the Common Stock on December 31, 1999, as reported by the New York Stock Exchange, less the option exercise price payable per share.

EMPLOYMENT AGREEMENTS, TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS

     The Company has entered into employment agreements with Mr. Cartwright, Ms. Curtis, Mr. Kelly, Mr. Mason and Mr. Walter. Each of the employment agreements expires during 2004 unless earlier terminated or subsequently extended. The employment agreements provide for the payment of a base salary, which is subject to periodic adjustment by the Board of Directors, and provide for annual bonuses under the Company's bonus plans and participation in all benefit and equity plans. The employment agreements also provide for other employee benefits such as life insurance and health care, in addition to certain disability and death benefits. Severance benefits, including the acceleration of outstanding options, are also payable upon an involuntary termination or a termination following a change of control in the Company. Severance benefits would not be payable in the event that termination was for cause.

     Under the terms of the 1996 Stock Incentive Plan, should the Company be acquired by merger or asset sale, then all outstanding options held by the chief executive officer and the other executive officers under the 1996 Stock Incentive Plan will automatically accelerate and vest in full, except to the extent those options are to be assumed by the successor corporation. In addition, the Compensation Committee, as plan administrator of the 1996 Stock Incentive Plan, has the authority to provide for the accelerated vesting of the shares of Common Stock subject to outstanding options held by the chief executive officer or any other executive officer or any unvested shares of Common Stock acquired by such individual, in connection with the termination of that individual's employment following (i) a merger or asset sale in which these options are assumed or are assigned or (ii) certain hostile changes in control of the Company. In addition, certain executive officers have existing employment agreements that provide for the acceleration of their options upon a termination of their employment following certain changes in control or ownership of the Company.

                         EXECUTIVE COMPENSATION REPORT

     The following Report of the Compensation Committee on Executive Compensation and related disclosure shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

COMPENSATION COMMITTEE REPORT

     The Compensation Committee of the Board of Directors administers the Company's compensation policies and programs. The Compensation Committee was established in 1996 following the Company's initial public offering. The Compensation Committee (i) sets the cash compensation of the Chief Executive Officer, (ii) reviews the design, administration, and effectiveness of the cash compensation programs for other key executives and (iii) administers the Company's stock incentive plans, approving stock option grants for executive officers and approving the size of the stock option grant pool for all employees. The Compensation Committee serves under a charter adopted by the Board of Directors and is comprised entirely of outside directors who have never served as officers of the Company.

COMPENSATION PHILOSOPHY AND OBJECTIVES

     The Company operates in the extremely competitive and rapidly changing power industry. The Compensation Committee believes that the compensation programs for executive officers of the Company should be designed to attract, motivate, and retain talented executives responsible for the success of the Company. These programs should be developed and implemented within a competitive framework and should take into account the achievement of overall financial results and individual contributions. Within this overall philosophy, the Compensation Committee's objectives are to:

     - Offer a total compensation program that takes into consideration the compensation practices of certain comparable companies with whom the Company competes for executive talent;

     - Provide annual variable incentive awards that take into account the Company's overall financial performance relative to corporate objectives and individual contributions; and

     - Align the financial interests of executive officers with those of stockholders by providing significant long-term, equity-based incentives.

COMPENSATION COMPONENTS AND PROCESS

     The three major components of the Company's executive officer compensation are: (i) base salary, (ii) annual variable incentive awards under the Annual Management Incentive Plan (the "MIP") and (iii) long-term, equity-based incentive awards under the 1996 Stock Incentive Plan.

     The Compensation Committee determines executive officers' compensation levels with the assistance of an independent consulting firm that furnishes the Compensation Committee with executive compensation data drawn from a nationally recognized survey of comparable companies.

     The positions of the Company's Chief Executive Officer and executive officers are compared with those of their counterparts at comparable companies, and the market compensation levels for comparable positions are examined to determine base salary, target incentives, and total cash compensation. In addition, comparable companies' practices concerning stock option grants are reviewed and compared.

     Base Salary. The base salary for each executive officer is determined at levels considered appropriate for comparable positions at comparable companies. The Company's policy is to target base salary levels that are among the most competitive in the Company's industry. Under the Salary Investment Option Grant Program in effect under the Company's 1996 Stock Incentive Plan, officers and directors of the Company subject to the short-swing profit liabilities of
Section 16 of the Securities Exchange Act of 1934, as amended, and other highly compensated employees may elect to have between $10,000 and $50,000 of their base salary invested each year in special option grants.

     Annual Variable Incentive Awards. To reinforce the attainment of Company goals, the Compensation Committee believes that a substantial portion of the annual compensation of each executive officer should be in the form of variable incentive pay. Under the MIP, the annual incentive pool for executive officers is determined on the basis of the Company's achievement of the financial performance targets established at the beginning of the fiscal year and the executive's individual contribution. The MIP requires that certain performance objectives be attained before any incentives are awarded. Once the threshold is reached, specific formulas are in place to calculate the actual incentive payment for each officer. A target is set for each executive officer based on targets for comparable positions at comparable companies. In 1999, the Company exceeded its performance objectives. Awards paid reflected these results plus individual accomplishments of both corporate and functional objectives.

     Long-Term, Equity-Based Incentive Awards. The goal of the Company's long-term, equity-based incentive awards made under the 1996 Stock Incentive Plan is to align the interests of executive officers with stockholders and to provide each executive officer with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. The Compensation Committee determines the size of long-term, equity-based incentives according to each executive's position within the Company and sets the incentives at a level it considers appropriate to create a meaningful opportunity for stock ownership. In addition, the Compensation Committee takes into account an individual's recent performance, his or her potential for future responsibility and promotion, and comparable awards made to individuals in similar positions with comparable companies. The relative weight given to each of these factors varies among individuals at the Compensation Committee's discretion.

     During 1999, the Board of Directors made option grants to Mr. Cartwright, Ms. Curtis, Mr. Kelly, Mr. Kerby and Mr. Mason under the Company's 1996 Stock Incentive Plan. Each grant allows the officer to acquire shares of Common Stock at a fixed price per share (the market price on the grant date) over a specified period of time. Specifically, each option vests in periodic installments over a four-year period, contingent upon the executive officer's continued employment with the Company. Accordingly, the option will provide a return only if the officer remains with the Company and only if the market price appreciates over the option term.

     CEO Compensation. The Company's Chairman, President and Chief Executive Officer, Peter Cartwright, has an existing employment agreement with the Company which has a term of five years (ending December 31, 2004, unless extended). The base salary rate for Mr. Cartwright in 1999 was $750,000, effective as of July 1, 1999, an increase of $350,000 from his prior salary. The increase was determined by the Board of Directors based on Mr. Cartwright's personal performance of his duties and on salary levels paid to chief executive officers of comparable companies. In setting the compensation payable to Mr. Cartwright, a significant percentage of his total compensation was tied to Company performance and long-term stock price appreciation.

     Mr. Cartwright's incentive award for 1999 was based on the Company's 1999 net income relative to a pre-established target. Because the target level was exceeded by 70%, Mr. Cartwright received a cash award in 1999 of $833,756. In addition, the Compensation Committee approved a grant, to be made in 2000, of a stock option to purchase 22,191 shares of Common Stock. The stock option has an exercise price of $77.81 per share (the market price of the Common Stock on the date of the grant), a 10-year term, and vests in equal annual installments over a 5-year period.

     As part of the Company's regular stock option grants to senior executives, Mr. Cartwright, in February 1999, was granted an option to purchase 300,000 shares of Common Stock, as more fully detailed in the Option Grants in Last Fiscal Year table. The number of options granted was determined based on a survey of a peer group of companies and was set at a level deemed necessary to make the grant competitive with the practices other companies in the peer group.

     In August 1999, the Company made a special grant to Mr. Cartwright of a stock option to purchase 694,354 shares of Common Stock, as more fully detailed in the Option Grants in Last Fiscal Year table. This grant was in consideration for Mr. Cartwright's agreement to forego during the remaining years of his employment agreement the regular option grants that he otherwise would have been entitled to receive by reason of his right under the employment agreement to participate in the equity programs of the Company. In making this grant, the Compensation Committee's objective was to have the vesting of Mr. Cartwright's regular stock options under this employment agreement correspond with the implementation of the Company's current business plan.

     Compliance with Section 162(m) of the Internal Revenue Code. Under Section 162(m) of the Internal Revenue Code, the Company is not permitted to deduct for federal income tax purposes any compensation in excess of $1,000,000 paid to its Chief Executive Officer or to any of its four other most highly compensated executive officers, unless the compensation qualifies as performance-based compensation within the meaning of Section 162(m). In 1999, none of the compensation paid to the executive officers named in the Summary Compensation Table was nondeductible by reason of Section 162(m), except $408,760 paid to Mr. Cartwright under the MIP. In order to maintain its current flexibility to adjust annual incentive payments to reflect business and individual performance, the Committee does not presently intend to amend the MIP to meet the requirements for exemption from the deduction limit. The Committee will continue to monitor the effect of the deduction limit on the Company's net compensation costs, and will take appropriate action to address the limit if it is warranted.

     Any compensation deemed paid in connection with the exercise of nonqualified stock options granted under the 1996 Stock Incentive Plan before the 2000 Annual Meeting of Stockholders automatically qualifies as performance-based compensation deductible under Section 162(m). The Company is submitting the Discretionary Option Grant Program under the 1996 Stock Incentive Plan to stockholders for approval at the 2000 Annual Meeting of Stockholders to ensure that the compensation deemed paid in connection with the exercise of options and stock appreciation rights under the Discretionary Option Grant Program will remain exempt from the deduction limit under Section 162(m).

     Submitted on behalf of the Compensation Committee of the Board of Directors.

                                          Compensation Committee:

                                          Susan C. Schwab (Chair)
                                          Jeffrey E. Garten
                                          V. Orville Wright

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In December 1998, the Company entered into a consulting contract with George J. Stathakis, a director of the Company. The contract became effective January 1, 1999 and terminated on December 31, 1999. Pursuant to the consulting contract, Mr. Stathakis was retained to provide, among other things, advice to the Company with regard to domestic and international business, to identify project investment opportunities and to provide advisory support to the Company's management. The consulting contract provided for a monthly retainer of $5,000 plus reimbursement of expenses. In addition, pursuant to the consulting contract, the Company granted to Mr. Stathakis a stock option to purchase 20,000 shares of Common Stock under the 1996 Stock Incentive Plan at an exercise price of $13.28125 per share, which was fully vested on October 1, 1999. As of January 1, 2000, Mr. Stathakis became a part-time employee of the Company. As a part-time employee of the Company, Mr. Stathakis is paid an annual salary of $60,000 and was granted 5,250 options on January 3, 2000 at an exercise price of $66.75 per share, which have a one year vesting period and a ten year term.

     In June 1999, the Company made an interest-free, five-year loan to Thomas
R. Mason, Executive Vice President of the Company, in a principal amount of $500,000, secured by a deed of trust on Mr. Mason's residence. The entire balance of this loan is currently outstanding.

                        COMPLIANCE WITH SECTION 16(a) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders are required by Commission regulations to furnish the Company with copies of all Section 16(a) reports they file.

     Based solely upon review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that there was compliance for the fiscal year ended December 31, 1999 with all Section 16(a) filing requirements applicable to the Company's officers, directors and greater than 10% beneficial owners.

                            STOCK PERFORMANCE GRAPH

     The following performance graph shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

     On September 20, 1996, the Company issued Common Stock in its initial public offering. The Common Stock trades on the New York Stock Exchange under the symbol "CPN." The following graph compares for the period of September 30, 1996 through December 31, 1999, the total return on the Common Stock with the cumulative weighted average total return assuming reinvestment of dividends of
(i) the Standard & Poor's 500 Stock Index ("S&P 500") and (ii) an index of comparable peer issuers ("Peer Group") consisting of AES Corp., MidAmerican Energy Company, Dynegy, Inc. and Trigen Energy Corporation. In accordance with the rules of the Commission, the returns are indexed to a value of $100 at September 30, 1996 and the returns of each company in the Peer Group have been weighted according to their market capitalization as of the beginning of the period.

                    COMPARISON OF CUMULATIVE TOTAL EARNINGS
                           1996-99 MEASUREMENT PERIOD

CALPINE                                                                   S&P 500                           PEER GROUP
-------                                                                   -------                           ----------
100                                                                        100.00                             100.00
125                                                                        108.34                             126.19
92.96                                                                      144.48                             157.18
157.8                                                                      185.78                             151.63
800                                                                        224.88                             237.08

     It is important that your shares be represented at the meeting, regardless of the number of shares which you hold. YOU ARE, THEREFORE, URGED TO EXECUTE PROMPTLY AND RETURN THE ACCOMPANYING PROXY IN THE ENVELOPE WHICH HAS BEEN ENCLOSED FOR YOUR CONVENIENCE. Stockholders who are present at the meeting may revoke their proxies and vote in person or, if they prefer, may refrain from voting in person and allow their proxies to be voted.

                                          By Order of the Board of Directors,

                                          Peter Cartwright
                                          Chairman of the Board, President and
                                          Chief Executive Officer

April 13, 2000
San Jose, California

                              CALPINE CORPORATION
                           1996 STOCK INCENTIVE PLAN

                                  ARTICLE ONE

                               GENERAL PROVISIONS

I. PURPOSE OF THE PLAN

     This 1996 Stock Incentive Plan is intended to promote the interests of Calpine Corporation, a Delaware corporation, by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

     Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

II. STRUCTURE OF THE PLAN

     A. The Plan shall be divided into five separate equity programs:

     - the Discretionary Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock,

     - the Salary Investment Option Grant Program under which eligible employees may elect to have a portion of their base salary invested each year in special option grants,

     - the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary),

     - the Automatic Option Grant Program under which eligible non-employee Board members shall automatically receive option grants at periodic intervals to purchase shares of Common Stock, and

     - the Director Fee Option Grant Program under which non-employee Board members may elect to have all or any portion of their annual retainer fee otherwise payable in cash applied to a special option grant.

     B. The provisions of Articles One and Seven shall apply to all equity programs under the Plan and shall govern the interests of all persons under the Plan.

III. ADMINISTRATION OF THE PLAN

     A. Prior to the Section 12 Registration Date, the Discretionary Option Grant and Stock Issuance Programs shall be administered by the Board. Beginning with the Section 12 Registration Date, the Primary Committee shall have sole and exclusive authority to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders and shall have sole and exclusive authority to administer the Salary Investment Option Grant Program with respect to all eligible individuals.

     B. Administration of the Discretionary Option Grant and Stock Issuance Programs with respect to all other persons eligible to participate in those programs may, at the Board's discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer those programs with respect to all such persons. The members of the Secondary Committee may be Board members who are Employees eligible to receive discretionary option grants or direct stock issuances under the Plan or any other stock option, stock appreciation, stock bonus or other stock plan of the Corporation (or any Parent or Subsidiary).

     C. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

     D. Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Option Grant, Salary Investment Option Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of such programs and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Option Grant, Salary Investment Option Grant and Stock Issuance Programs under its jurisdiction or any option or stock issuance thereunder.

     E. Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants or stock issuances under the Plan.

     F. Administration of the Automatic Option Grant and Director Fee Option Grant Programs shall be self-executing in accordance with the terms of those programs, and no Plan Administrator shall exercise any discretionary functions with respect to any option grants or stock issuances made under those programs.

IV. ELIGIBILITY

     A. The persons eligible to participate in the Discretionary Option Grant and Stock Issuance Programs are as follows:

          (i) Employees,

          (ii) non-employee members of the Board or the board of directors of any Parent or Subsidiary, and

          (iii) consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

     B. Only Employees who are Section 16 Insiders or other highly compensated individuals shall be eligible to participate in the Salary Investment Option Grant Program.

     C. Each Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full authority to determine, (i) with respect to the option grants under the Discretionary Option Grant Program, which eligible persons are to receive option grants, the time or times when such option grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times when each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding and (ii) with respect to stock issuances under the Stock Issuance Program, which eligible persons are to receive stock issuances, the time or times when such issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration for such shares.

     D. The Plan Administrator shall have the absolute discretion either to grant options in accordance with the Discretionary Option Grant Program or to effect stock issuances in accordance with the Stock Issuance Program.

     E. The individuals who shall be eligible to participate in the Automatic Option Grant Program shall be limited to (i) those individuals serving as non-employee Board members on the Underwriting Date who have not previously received a stock option grant from the Corporation, (ii) those individuals who first become non-employee Board members after the Underwriting Date, whether through appointment by the Board or election by the Corporation's stockholders, and (iii) those individuals who continue to serve as non-employee Board members at one or more Annual Stockholders Meetings held after the Underwriting Date. A non-employee Board member who has previously been in the employ of the Corporation (or any Parent or Subsidiary) shall not be eligible to receive an option grant under the Automatic Option Grant Program at the time he or she first becomes a non-employee Board member, but shall be eligible to receive periodic option grants under the Automatic Option Grant Program while he or she continues to serve as a non-employee Board member.

     F. All non-employee Board members shall be eligible to participate in the Director Fee Option Grant Program.

V. STOCK SUBJECT TO THE PLAN

     A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock initially reserved for issuance over the term of the Plan shall not exceed 4,041,858 shares. Such authorized share reserve is comprised of (i) the number of shares which remain available for issuance, as of the Plan Effective Date, under the Predecessor Plan as last approved by the Corporation's stockholders, including the shares subject to the outstanding options to be incorporated into the Plan and the additional shares which would otherwise be available for future grant, plus (ii) an additional increase of 1,444,935 shares authorized by the Board but subject to stockholder approval prior to the Section 12 Registration Date.

     B. The number of shares of Common Stock available for issuance under the Plan shall automatically increase on the first trading day of each calendar year during the term of the Plan, beginning with the 1997 calendar year, by an amount equal to one percent (1%) of the shares of Common Stock outstanding on the last trading day of the immediately preceding calendar year. No Incentive Options may be granted on the basis of the additional shares of Common Stock resulting from such annual increases.

     C. No one person participating in the Plan may receive options, separately exercisable stock appreciation rights and direct stock issuances for more than 500,000 shares of Common Stock in the aggregate per calendar year, beginning with the 1996 calendar year.

     D. Shares of Common Stock subject to outstanding options (including options incorporated into this Plan from the Predecessor Plan) shall be available for subsequent issuance under the Plan to the extent those options expire or terminate for any reason prior to exercise in full. Unvested shares issued under the Plan and subsequently cancelled or repurchased by the Corporation, at the original issue price paid per share, pursuant to the Corporation's repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances under the Plan. However, should the exercise price of an option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of a stock issuance under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the stock issuance, and not by the net number of shares of Common Stock issued to the holder of such option or stock issuance.

     E. If any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to
(i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities for which any one person may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances under this Plan per calendar year, (iii) the number and/or class of securities for which grants are subsequently to be made under the Automatic Option Grant Program to new and continuing non-employee Board members, (iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option under the Plan and (v) the number and/or class of securities and price per share in effect under each outstanding option incorporated into this Plan from the Predecessor Plan. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

                                  ARTICLE TWO

                       DISCRETIONARY OPTION GRANT PROGRAM

I. OPTION TERMS

     Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

     A. Exercise Price.

     1. The exercise price per share shall be fixed by the Plan Administrator but shall not be less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the option grant date.

     2. The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section I of Article Six and the documents evidencing the option, be payable in one or more of the forms specified below:

          (i) cash or check made payable to the Corporation,

          (ii) shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

          (iii) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions to (a) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

     Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

     B. Exercise and Term of Options. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

     C. Effect of Termination of Service.

     1. The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

          (i) Any option outstanding at the time of the Optionee's cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

          (ii) Any option exercisable in whole or in part by the Optionee at the time of death may be subsequently exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution.

          (iii) Should the Optionee's Service be terminated for Misconduct, then all outstanding options held by the Optionee shall terminate immediately and cease to be outstanding.

          (iv) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

     2. The Plan Administrator shall have complete discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

          (i) extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service from the limited exercise period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

          (ii) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested had the Optionee continued in Service.

     D. Stockholder Rights. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

     E. Repurchase Rights. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

     F. Limited Transferability of Options. During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death. However, a Non-Statutory Option may, in connection with the Optionee's estate plan, be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

II. INCENTIVE OPTIONS

     The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Seven shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section II.

     A. Eligibility.  Incentive Options may only be granted to Employees.

     B. Exercise Price. The exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

     C. Dollar Limitation. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred

Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

     D. 10% Stockholder. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five (5) years measured from the option grant date.

III. CORPORATE TRANSACTION/CHANGE IN CONTROL

     A. In the event of any Corporate Transaction, each outstanding option shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding option shall not so accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation (or parent thereof) or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation (or parent thereof), (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to those option shares or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant. The determination of option comparability under clause (i) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

     B. All outstanding repurchase rights shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent: (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or
(ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

     C. Immediately following the consummation of the Corporate Transaction, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

     D. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments to reflect such Corporate Transaction shall also be made to (i) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same, (ii) the maximum number and/or class of securities available for issuance over the remaining term of the Plan and (iii) the maximum number and/or class of securities for which any one person may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances under the Plan per calendar year.

     E. The Plan Administrator shall have full power and authority to grant options under the Discretionary Option Grant Program which will automatically accelerate in the event the Optionee's Service subsequently terminates by reason of an Involuntary Termination within a designated period (not to exceed eighteen
(18) months) following the effective date of any Corporate Transaction in which those options are assumed or replaced and do not otherwise accelerate. Any options so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1)-year period measured from the effective date of the Involuntary Termination. In addition, the Plan Administrator may provide that one or more of the Corporation's outstanding repurchase rights with respect to shares held by the Optionee at the time of such Involuntary Termination shall immediately terminate, and the shares subject to those terminated repurchase rights shall accordingly vest in full.

     F. The Plan Administrator shall have full power and authority to grant options under the Discretionary Option Grant Program which will automatically accelerate in the event the Optionee's Service subsequently terminates by reason of an Involuntary Termination within a designated period (not to exceed eighteen
(18) months) following the effective date of any Change in Control. Each option so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1)-year period measured from the effective date of the Involuntary Termination. In addition, the Plan Administrator may provide that one or more of the Corporation's outstanding repurchase rights with respect to shares held by the Optionee at the time of such Involuntary Termination shall immediately terminate, and the shares subject to those terminated repurchase rights shall accordingly vest in full.

     G. The portion of any Incentive Option accelerated in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

     H. The outstanding options shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

IV. CANCELLATION AND REGRANT OF OPTIONS

     The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Discretionary Option Grant Program (including outstanding options incorporated from the Predecessor
Plan) and to grant in substitution new options covering the same or different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new grant date.

V. STOCK APPRECIATION RIGHTS

     A. The Plan Administrator shall have full power and authority to grant to selected Optionees tandem stock appreciation rights and/or limited stock appreciation rights.

     B. The following terms shall govern the grant and exercise of tandem stock appreciation rights:

          (i) One or more Optionees may be granted the right, exercisable upon such terms as the Plan Administrator may establish, to elect between the exercise of the underlying option for shares of Common Stock and the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the excess of (a) the Fair Market Value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (b) the aggregate exercise price payable for such shares.

          (ii) No such option surrender shall be effective unless it is approved by the Plan Administrator, either at the time of the actual option surrender or at any earlier time. If the surrender is so approved, then the distribution to which the Optionee shall be entitled may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

          (iii) If the surrender of an option is not approved by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of (a) five (5) business days after the receipt of the rejection notice or (b) the last day on which the option is otherwise exercisable in accordance with the terms of the documents evidencing such option, but in no event may such rights be exercised more than ten (10) years after the option grant date.

     C. The following terms shall govern the grant and exercise of limited stock appreciation rights:

          (i) One or more Section 16 Insiders may be granted limited stock appreciation rights with respect to their outstanding options.

          (ii) Upon the occurrence of a Hostile Take-Over, each individual holding one or more options with such a limited stock appreciation right shall have the unconditional right (exercisable for a thirty (30)-day period following such Hostile Take-Over) to surrender each such option to the Corporation, to the extent the option is at the time exercisable for vested shares of Common Stock. In return for the surrendered option, the Optionee shall receive a cash distribution from the Corporation in an amount equal to the excess of (A) the Take-Over Price of the shares of Common Stock which are at the time vested under each surrendered option (or surrendered portion thereof) over (B) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the option surrender date.

          (iii) Neither the approval of the Plan Administrator nor the consent of the Board shall be required in connection with such option surrender and cash distribution.

          (iv) The balance of the option (if any) shall remain outstanding and exercisable in accordance with the documents evidencing such option.

                                 ARTICLE THREE

                     SALARY INVESTMENT OPTION GRANT PROGRAM

I. OPTION GRANTS

     The Primary Committee shall have the sole and exclusive authority to determine the calendar year or years (if any) for which the Salary Investment Option Grant Program is to be in effect and to select the Section 16 Insiders and other highly compensated Employees eligible to participate in the Salary Investment Option Grant Program for those calendar year or years. Each selected individual who elects to participate in the Salary Investment Option Grant Program must, prior to the start of each calendar year of participation, file with the Plan Administrator (or its designate) an irrevocable authorization directing the Corporation to reduce his or her base salary for that calendar year by an amount not less than Ten Thousand Dollars ($10,000.00) nor more than Fifty Thousand Dollars ($50,000.00). The Primary Committee shall have complete discretion to determine whether to approve the filed authorization in whole or in part. To the extent the Primary Committee approves the authorization, the individual who filed that authorization shall be granted an option under the Salary Investment Grant Program on or before the last trading day in January for the calendar year for which the salary reduction is to be in effect. All grants under the Salary Investment Option Grant Program shall be at the sole discretion of the Primary Committee.

II. OPTION TERMS

     Each option shall be a Non-Statutory Option evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below.

     A. Exercise Price.

     1. The exercise price per share shall be thirty-three and one-third percent (33 1/3%) of the Fair Market Value per share of Common Stock on the option grant date.

     2. The exercise price shall become immediately due upon exercise of the option and shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

     B. Number of Option Shares. The number of shares of Common Stock subject to the option shall be determined pursuant to the following formula (rounded down to the nearest whole number):

         X = A / (B x 66 2/3%), where

         X is the number of option shares,

         A is the dollar amount of the approved reduction in the Optionee's base salary for the calendar year, and

         B is the Fair Market Value per share of Common Stock on the option grant date.

     C. Exercise and Term of Options. The option shall become exercisable in a series of twelve (12) successive equal monthly installments upon the Optionee's completion of each calendar month of Service in the calendar year for which the salary reduction is in effect. Each option shall have a maximum term of ten (10) years measured from the option grant date.

     D. Effect of Termination of Service. Should the Optionee cease Service for any reason while holding one or more options under this Article Three, then each such option shall remain exercisable, for any or all of the shares for which the option is exercisable at the time of such cessation of Service, until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the expiration of the two (2)-year period measured from the date of such cessation of Service. Should the Optionee die while holding one or more options under this Article Three, then each such option may be exercised, for any or all of the shares for which the option is exercisable at the time of the Optionee's cessation of Service (less any shares subsequently purchased by Optionee prior to death), by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. Such right of exercise shall lapse, and the option shall terminate, upon the earlier of (i) the expiration of the ten (10)-year option term or (ii) the two (2)-year period measured from the date of the Optionee's cessation of Service. However, the option shall, immediately upon the Optionee's cessation of Service for any reason, terminate and cease to remain outstanding with respect to any and all shares of Common Stock for which the option is not otherwise at that time exercisable.

III. CORPORATE TRANSACTION / CHANGE IN CONTROL

     A. In the event of any Corporate Transaction while the Optionee remains in Service, each outstanding option held by such Optionee under this Salary Investment Option Grant Program shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. Each such outstanding option shall be assumed by the successor corporation (or parent thereof) in the Corporate Transaction and shall remain exercisable for the fully-vested shares until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the expiration of the two (2)-year period measured from the date of the Optionee's cessation of Service.

     B. In the event of a Change in Control while the Optionee remains in Service, each outstanding option held by such Optionee under this Salary Investment Option Grant Program shall automatically accelerate so that each such option shall immediately become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. The option shall remain so exercisable until the earlier or (i) the expiration of the ten (10)-year option term or (ii) the expiration of the two (2)-year period measured from the date of the Optionee's cessation of Service.

     C. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each of his or her outstanding option grants. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to each surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. No approval or consent of the Board or any Plan Administrator shall be required in connection with such option surrender and cash distribution.

     D. The grant of options under the Salary Investment Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

III. REMAINING TERMS

     The remaining terms of each option granted under the Salary Investment Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

                                  ARTICLE FOUR

                             STOCK ISSUANCE PROGRAM

I. STOCK ISSUANCE TERMS

     Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below.

     A. Purchase Price.

     1. The purchase price per share shall be fixed by the Plan Administrator, but shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the issuance date.

     2. Subject to the provisions of Section I of Article Seven, shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

          (i) cash or check made payable to the Corporation, or

          (ii) past services rendered to the Corporation (or any Parent or Subsidiary).

B. VESTING PROVISIONS.

     1. Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant's period of Service or upon attainment of specified performance objectives. The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program, namely:

          (i) the Service period to be completed by the Participant or the performance objectives to be attained,

          (ii) the number of installments in which the shares are to vest,

          (iii) the interval or intervals (if any) which are to lapse between installments, and

          (iv) the effect which death, Permanent Disability or other event designated by the Plan Administrator is to have upon the vesting schedule, shall be determined by the Plan Administrator and incorporated into the Stock Issuance Agreement.

     2. Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant's unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant's unvested shares of Common Stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

     3. The Participant shall have full stockholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant's interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

     4. Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to the surrendered shares.

     5. The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock which would otherwise occur upon the cessation of the Participant's Service or the non-attainment of the performance objectives applicable to those shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives.

II. CORPORATE TRANSACTION / CHANGE IN CONTROL

     A. All of the Corporation's outstanding repurchase/cancellation rights under the Stock Issuance Program shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent (i) those repurchase/cancellation rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or
(ii) such accelerated vesting is precluded by other limitations imposed in the Stock Issuance Agreement.

     B. The Plan Administrator shall have the discretionary authority, exercisable either at the time the unvested shares are issued or any time while the Corporation's repurchase/cancellation rights remain outstanding under the Stock Issuance Program, to provide that those rights shall automatically terminate in whole or in part, and the shares of Common Stock subject to those terminated rights shall immediately vest, in the event the Participant's Service should subsequently terminate by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Corporate Transaction in which those repurchase/cancellation rights are assigned to the successor corporation (or parent thereof).

     C. The Plan Administrator shall have the discretionary authority, exercisable either at the time the unvested shares are issued or any time while the Corporation's repurchase/cancellation rights remain outstanding under the Stock Issuance Program, to provide that those rights shall automatically terminate in whole or in part, and the shares of Common Stock subject to those terminated rights shall immediately vest, in the event the Participant's Service should subsequently terminate by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Change in Control.

III. SHARE ESCROW / LEGENDS

     Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

                                  ARTICLE FIVE

                         AUTOMATIC OPTION GRANT PROGRAM

I. OPTION TERMS

     A. Grant Dates.  Option grants shall be made on the dates specified below:

          1. Each individual serving as a non-employee Board member on the Underwriting Date shall automatically be granted at that time a Non-Statutory Option to purchase 10,000 shares of Common Stock, provided that individual has not previously been in the employ of the Corporation or any Parent or Subsidiary and has not previously received a stock option grant from the Corporation.

          2. Each individual who is first elected or appointed as a non-employee Board member at any time after the Underwriting Date shall automatically be granted, on the date of such initial election or appointment, a Non-Statutory Option to purchase 10,000 shares of Common Stock, provided that individual has not previously been in the employ of the Corporation or any Parent or Subsidiary.

          3. On the date of each Annual Stockholders Meeting held after the Underwriting Date, each individual who is to continue to serve as an Eligible Director, whether or not that individual is standing for re-election to the Board at that particular Annual Meeting, shall automatically be granted a Non-Statutory Option to purchase 1,500 shares of Common Stock, provided such individual has served as a non-employee Board member for at least six (6) months. There shall be no limit on the number of such 1,500-share option grants any one Eligible Director may receive over his or her period of Board service, and non-employee Board members who have previously been in the employ of the Corporation (or any Parent or Subsidiary) or who have otherwise received a stock option grant from the Corporation prior to the Underwriting Date shall be eligible to receive one or more such annual option grants over their period of continued Board service.

     B. Exercise Price.

     1. The exercise price per share shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

     2. The exercise price shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

     C. Option Term. Each option shall have a term of ten (10) years measured from the option grant date.

     D. Exercise and Vesting of Options. Each option shall be immediately exercisable for any or all of the option shares. However, any shares purchased under the option shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee's cessation of Board service prior to vesting in those shares. Each initial 10,000-share grant shall vest, and the Corporation's repurchase right shall lapse, in a series of four (4) successive equal annual installments upon the Optionee's completion of each year of Board service over the four (4)-year period measured from the option grant date. Each annual 1,500-share grant shall vest, and the Corporation's repurchase right shall lapse, upon the Optionee's completion of one (1) year of Board service measured from the automatic grant date.

     E. Termination of Board Service. The following provisions shall govern the exercise of any options held by the Optionee at the time the Optionee ceases to serve as a Board member:

          (i) The Optionee (or, in the event of Optionee's death, the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution) shall have a twelve (12)-month period following the date of such cessation of Board service in which to exercise each such option.

          (ii) During the twelve (12)-month exercise period, the option may not be exercised in the aggregate for more than the number of vested shares of Common Stock for which the option is exercisable at the time of the Optionee's cessation of Board service.

          (iii) Should the Optionee cease to serve as a Board member by reason of death or Permanent Disability, then all shares at the time subject to the option shall immediately vest so that such option may, during the twelve (12)-month exercise period following such cessation of Board service, be exercised for all or any portion of those shares as fully-vested shares of Common Stock.

          (iv) In no event shall the option remain exercisable after the expiration of the option term. Upon the expiration of the twelve (12)-month exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Board service for any reason other than death or Permanent Disability, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

II. CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

     A. In the event of any Corporate Transaction, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of those shares as fully-vested shares of Common Stock. Immediately following the consummation of the Corporate Transaction, each automatic option grant shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

     B. In connection with any Change in Control, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Change in Control, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of those shares as fully-vested shares of Common Stock. Each such option shall remain exercisable for such fully-vested option shares until the expiration or sooner termination of the option term or the surrender of the option in connection with a Hostile Take-Over.

     C. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each of his or her outstanding automatic option grants. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to each surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. No approval or consent of the Board or any Plan Administrator shall be required in connection with such option surrender and cash distribution.

     D. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same.

     E. The grant of options under the Automatic Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

III. REMAINING TERMS

     The remaining terms of each option granted under the Automatic Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

                                  ARTICLE SIX

                       DIRECTOR FEE OPTION GRANT PROGRAM

I. OPTION GRANTS

     Each non-employee Board member may elect to apply all or any portion of the annual retainer fee otherwise payable in cash for his or her service on the Board to the acquisition of a special option grant under this Director Fee Option Grant Program. Such election must be filed with the Corporation's Chief Financial Officer prior to the first day of the calendar year for which the annual retainer fee which is the subject of that election is otherwise payable. Each non-employee Board member who files such a timely election shall automatically be granted an option under this Director Fee Option Grant Program on the first trading day in January in the calendar year for which the annual retainer fee which is the subject of that election would otherwise be payable.

II. OPTION TERMS

     Each option shall be a Non-Statutory Option governed by the terms and conditions specified below.

     A. Exercise Price.

     1. The exercise price per share shall be thirty-three and one-third percent (33 1/3%) of the Fair Market Value per share of Common Stock on the option grant date.

     2. The exercise price shall become immediately due upon exercise of the option and shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

     B. Number of Option Shares. The number of shares of Common Stock subject to the option shall be determined pursuant to the following formula (rounded down to the nearest whole number):

       X = A / (B x 66 2/3%), where

       X is the number of option shares,

       A is the portion of the annual retainer fee subject to the non-employee Board member's election, and

       B is the Fair Market Value per share of Common Stock on the option grant date.

     C. Exercise and Term of Options. The option shall become exercisable for fifty percent (50%) of the option shares upon the Optionee's completion of six
(6) months of Board service in the calendar year for which his or her election under this Director Fee Option Grant Program is in effect, and the balance of the option shares shall become exercisable in a series of six (6) successive equal monthly installments upon the Optionee's completion of each additional month of Board service during that calendar year. Each option shall have a maximum term of ten (10) years measured from the option grant date.

     D. Termination of Board Service. Should the Optionee cease Board service for any reason (other than death or Permanent Disability) while holding one or more options under this Director Fee Option Grant Program, then each such option shall remain exercisable, for any or all of the shares for which the option is exercisable at the time of such cessation of Board service, until the earlier of
(i) the expiration of the ten (10)-year option term or (ii) the expiration of the two (2)-year period measured from the date of such cessation of Board service. However, each option held by the Optionee under this Director Fee Option Grant Program at the time of his or her cessation of Board service shall immediately terminate and cease to remain outstanding with respect to any and all shares of Common Stock for which the option is not otherwise at that time exercisable.

     E. Death or Permanent Disability. Should the Optionee's service as a Board member cease by reason of death or Permanent Disability, then each option held by such Optionee under this Director Fee Option Grant Program shall immediately become exercisable for all the shares of Common Stock at the time subject to that option, and the option may be exercised for any or all of those shares as fully-vested shares until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the expiration of the two (2)-year period measured from the date of such cessation of Board service.

     Should the Optionee die after cessation of Board service but while holding one or more options under this Director Fee Option Grant Program, then each such option may be exercised, for any or all of the shares for which the option is exercisable at the time of the Optionee's cessation of Board service (less any shares subsequently purchased by Optionee prior to death), by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. Such right of exercise shall lapse, and the option shall terminate, upon the earlier of (i) the expiration of the ten
(10)-year option term or (ii) the two (2)-year period measured from the date of the Optionee's cessation of Board service.

III. CORPORATE TRANSACTION/CHANGE IN CONTROL

     A. In the event of any Corporate Transaction while the Optionee remains a Board member, each outstanding option held by such Optionee under this Director Fee Option Grant Program shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. Each such outstanding option shall be assumed by the successor corporation (or parent thereof) in the Corporate Transaction and shall remain exercisable for the fully-vested shares until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the expiration of the two (2)-year period measured from the date of the Optionee's cessation of Board service.

     B. In the event of a Change in Control while the Optionee remains in Service, each outstanding option held by such Optionee under this Director Fee Option Grant Program shall automatically accelerate so that each such option shall immediately become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. The option shall remain so exercisable until the earlier or (i) the expiration of the ten (10)-year option term or (ii) the expiration of the two (2)-year period measured from the date of the Optionee's cessation of Service.

     C. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each of his or her outstanding option grants. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to each surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. No approval or consent of the Board or any Plan Administrator shall be required in connection with such option surrender and cash distribution.

     D. The grant of options under the Director Fee Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

IV. REMAINING TERMS

     The remaining terms of each option granted under this Director Fee Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

                                 ARTICLE SEVEN

                                 MISCELLANEOUS

I. FINANCING

     The Plan Administrator may permit any Optionee or Participant to pay the option exercise price under the Discretionary Option Grant Program or the purchase price of shares issued under the Stock Issuance Program by delivering a full-recourse, interest bearing promissory note payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. In no event may the maximum credit available to the Optionee or Participant exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

II. TAX WITHHOLDING

     A. The Corporation's obligation to deliver shares of Common Stock upon the exercise of options or the issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

     B. The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options or unvested shares of Common Stock under the Plan (other than the options granted or the shares issued under the Automatic Option Grant or Director Fee Option Grant Program) with the right to use shares of Common Stock in satisfaction of all or part of the Taxes incurred by such holders in connection with the exercise of their options or the vesting of their shares. Such right may be provided to any such holder in either or both of the following formats:

     Stock Withholding: The election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

     Stock Delivery: The election to deliver to the Corporation, at the time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise or share vesting triggering the Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

III. EFFECTIVE DATE AND TERM OF THE PLAN

     A. The Plan shall become effective immediately upon the Plan Effective Date. However, the Salary Investment Option Grant Program shall not be implemented until such time as the Primary Committee may deem appropriate. Options may be granted under the Discretionary Option Grant or Automatic Option Grant Program at any time on or after the Plan Effective Date. However, no options granted under the Plan may be exercised, and no shares shall be issued under the Plan, until the Plan is approved by the Corporation's stockholders. If such stockholder approval is not obtained within twelve (12) months after the Plan Effective Date, then all options previously granted under this Plan shall terminate and cease to be outstanding, and no further options shall be granted and no shares shall be issued under the Plan.

     B. The Plan shall serve as the successor to the Predecessor Plan, and no further option grants or direct stock issuances shall be made under the Predecessor Plan after the Section 12 Registration Date. All options outstanding under the Predecessor Plan on the Section 12 Registration Date shall be incorporated into the Plan at that time and shall be treated as outstanding options under the Plan. However, each outstanding option so incorporated shall continue to be governed solely by the terms of the documents evidencing such option, and no provision of the Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such incorporated options with respect to their acquisition of shares of Common Stock.

     C. One or more provisions of the Plan, including (without limitation) the option/vesting acceleration provisions of Article Two relating to Corporate Transactions and Changes in Control, may, in the Plan Administrator's discretion, be extended to one or more options incorporated from the Predecessor Plan which do not otherwise contain such provisions.

     D. The Plan shall terminate upon the earliest of (i) July 16, 2006, (ii) the date on which all shares available for issuance under the Plan shall have been issued as fully-vested shares or (iii) the termination of all outstanding options in connection with a Corporate Transaction. Upon such plan termination, all outstanding option grants and unvested stock issuances shall thereafter continue to have force and effect in accordance with the provisions of the documents evidencing such grants or issuances.

IV. AMENDMENT OF THE PLAN

     A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to stock options or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations.

     B. Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant and Salary Investment Option Grant Programs and shares of Common Stock may be issued under the Stock Issuance Program that are in each instance in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under those programs shall be held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess issuances are made, then
(i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

V. USE OF PROCEEDS

     Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

VI. REGULATORY APPROVALS

     A. The implementation of the Plan, the granting of any stock option under the Plan and the issuance of any shares of Common Stock (i) upon the exercise of any granted option or (ii) under the Stock Issuance Program shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the stock options granted under it and the shares of Common Stock issued pursuant to it.

     B. No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.

VII. NO EMPLOYMENT/SERVICE RIGHTS

     Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.

                                    APPENDIX

     The following definitions shall be in effect under the Plan:

          A. Automatic Option Grant Program shall mean the automatic option grant program in effect under the Plan.

          B. Board shall mean the Corporation's Board of Directors.

          C. Change in Control shall mean a change in ownership or control of the Corporation effected through either of the following transactions:

             (i) the acquisition, directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept, or

             (ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or
        (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

          D. Code shall mean the Internal Revenue Code of 1986, as amended.

          E. Common Stock shall mean the Corporation's common stock.

          F. Corporate Transaction shall mean either of the following stockholder-approved transactions to which the Corporation is a party:

             (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

             (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

          G. Corporation shall mean Calpine Corporation, a Delaware corporation, and its successors.

          H. Director Fee Option Grant Program shall mean the special stock option grant in effect for non-employee Board members under Article Six of the Plan.

          I. Discretionary Option Grant Program shall mean the discretionary option grant program in effect under the Plan.

          J. Eligible Director shall mean a non-employee Board member eligible to participate in the Automatic Option Grant Program in accordance with the eligibility provisions of Article One.

          K. Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

          L. Exercise Date shall mean the date on which the Corporation shall have received written notice of the option exercise.

          M. Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

             (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be deemed equal to the closing selling price per share of Common Stock on the date in question, as such price is reported on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

             (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be deemed equal to the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

             (iii) For purposes of any option grants made on the Underwriting Date, the Fair Market Value shall be deemed to be equal to the price per share at which the Common Stock is to be sold in the initial public offering pursuant to the Underwriting Agreement.

             (iv) For purposes of any option grants made prior to the Underwriting Date, the Fair Market Value shall be determined by the Plan Administrator, after taking into account such factors as it deems appropriate.

          N. Hostile Take-Over shall mean the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept.

          O. Incentive Option shall mean an option which satisfies the requirements of Code Section 422.

          P. Involuntary Termination shall mean the termination of the Service of any individual which occurs by reason of:

             (i) such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

             (ii) such individual's voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her level of responsibility, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and participation in any corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent.

          Q. Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary).

          R. 1934 Act shall mean the Securities Exchange Act of 1934, as amended.

          S. Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.

          T. Optionee shall mean any person to whom an option is granted under the Discretionary Option Grant, Salary Investment Option Grant, Automatic Option Grant or Director Fee Option Grant Program.

          U. Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          V. Participant shall mean any person who is issued shares of Common Stock under the Stock Issuance Program.

          W. Permanent Disability or Permanently Disabled shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more. However, solely for purposes of the Automatic Option Grant and Director Fee Option Grant Programs, Permanent Disability or Permanently Disabled shall mean the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

          X. Plan shall mean the Corporation's 1996 Stock Incentive Plan, as set forth in this document.

          Y. Plan Administrator shall mean the particular entity, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Discretionary Option Grant, Salary Investment Option Grant and Stock Issuance Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.

          Z. Plan Effective Date shall mean July 17, 1996, the date on which the Plan was adopted by the Board.

          AA. Predecessor Plan shall mean the Corporation's pre-existing Stock Option Plan in effect immediately prior to the Plan Effective Date hereunder.

          BB. Primary Committee shall mean the committee of two (2) or more non-employee Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to
     Section 16 Insiders and to administer the Salary Investment Option Grant Program with respect to all eligible individuals.

          CC. Salary Investment Option Grant Program shall mean the salary investment grant program in effect under the Plan.

          DD. Secondary Committee shall mean a committee of two (2) or more Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to eligible persons other than Section 16 Insiders.

          EE. Section 12 Registration Date shall mean the date on which the Common Stock is first registered under Section 12(g) of Section 16 of the 1934 Act.

          FF. Section 16 Insider shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

          GG. Service shall mean the performance of services for the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance.

          HH. Stock Exchange shall mean either the American Stock Exchange or the New York Stock Exchange.

          II. Stock Issuance Agreement shall mean the agreement entered into by the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

          JJ. Stock Issuance Program shall mean the stock issuance program in effect under the Plan.

          KK. Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          LL. Take-Over Price shall mean the greater of (i) the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over or (ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over. However, if the surrendered option is an Incentive Option, the Take-Over Price shall not exceed the clause (i) price per share.

          MM. Taxes shall mean the Federal, state and local income and employment tax liabilities incurred by the holder of Non-Statutory Options or unvested shares of Common Stock in connection with the exercise of those options or the vesting of those shares.

          NN. 10% Stockholder shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

          OO. Underwriting Agreement shall mean the agreement between the Corporation and the underwriter or underwriters managing the initial public offering of the Common Stock.

          PP. Underwriting Date shall mean the date on which the Underwriting Agreement is executed and priced in connection with an initial public offering of the Common Stock.

                              CALPINE CORPORATION

                       2000 EMPLOYEE STOCK PURCHASE PLAN

I. PURPOSE OF THE PLAN

     This Employee Stock Purchase Plan is intended to promote the interests of Calpine Corporation by providing eligible employees with the opportunity to acquire a proprietary interest in the Corporation through participation in a payroll-deduction based employee stock purchase plan designed to qualify under
Section 423 of the Code.

     Capitalized terms herein shall have the meanings assigned to such terms in the attached Appendix.

II. ADMINISTRATION OF THE PLAN

     The Plan Administrator shall have full authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of Code Section 423. Decisions of the Plan Administrator shall be final and binding on all parties having an interest in the Plan.

III. STOCK SUBJECT TO PLAN

     A. The stock purchasable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares of Common Stock purchased on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed One Million (1,000,000) shares.

     B. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and class of securities issuable under the Plan,
(ii) the maximum number and class of securities purchasable per Participant on any one Purchase Date, and (iii) the number and class of securities and the price per share in effect under each outstanding purchase right in order to prevent the dilution or enlargement of benefits thereunder.

IV. OFFERING PERIODS

     A. Shares of Common Stock shall be offered for purchase under the Plan through a series of successive offering periods until such time as (i) the maximum number of shares of Common Stock available for issuance under the Plan shall have been purchased, or (ii) the Plan shall have been sooner terminated.

     B. The first offering period shall begin on June 1, 2000, and shall terminate on the last business day in May 2002. Each subsequent offering period shall be of such duration (not to exceed twenty-four months) as determined by the Plan Administrator prior to the start date.

     C. Each offering period shall consist of a series of one or more successive Purchase Intervals. The Plan Administrator may designate the duration of each Purchase Interval. In the absence of a specific designation by the Plan Administrator, the first Purchase Interval shall run from the first business day in the offering period to the last business day in the sixth month of the offering period, and successive Purchase Intervals shall run for each succeeding six-month period until the end of the offering period.

     D. Should the Fair Market Value per share of Common Stock on any Purchase Date within an offering period be less than the Fair Market Value per share of Common Stock on the start date of that offering period, then that offering period shall automatically terminate immediately after the purchase of shares of Common Stock on such Purchase Date, and a new offering period shall commence on the next business day following such Purchase Date. The new offering period shall have a duration of twenty four months, unless a shorter duration is established by the Plan Administrator within five business days following the start date of that offering period.

V. ELIGIBILITY

     A. Each individual who is an Eligible Employee on the start date of any offering period under the Plan may enter that offering period on such start date or on any subsequent Semi-Annual Entry Date within that offering period, provided he or she remains an Eligible Employee.

     B. Each individual who first becomes an Eligible Employee after the start date of an offering period may enter that offering period on any subsequent Semi-Annual Entry Date within that offering period on which he or she is an Eligible Employee.

     C. The date an individual enters an offering period shall be designated his or her Entry Date for purposes of that offering period.

     D. To participate in the Plan for a particular offering period, the Eligible Employee must complete the enrollment forms prescribed by the Plan Administrator (including a stock purchase agreement and a payroll deduction authorization) and file such forms with the Plan Administrator (or its designee) on or before his or her scheduled Entry Date.

VI. PAYROLL DEDUCTIONS

     A. The Plan Administrator shall, prior to the start of each offering period, determine the maximum percentage of Cash Earnings which each Participant may contribute to the Plan through payroll deductions during that offering period. Each Participant may then authorize a level of payroll deduction to be in effect for such offering period in any multiple of one percent of the Cash Earnings paid to him or her during each Purchase Interval within that offering period, up to the maximum percentage established by the Plan Administrator for such offering period. The deduction rate authorized by the Participant shall continue in effect throughout the offering period, except to the extent such rate is changed in accordance with the following guidelines:

          (i) The Participant may, at any time during the offering period, reduce his or her rate of payroll deduction to become effective as soon as possible after filing the appropriate form with the Plan Administrator. The Participant may not, however, effect more than one such reduction per Purchase Interval.

          (ii) The Participant may, prior to the commencement of any new Purchase Interval within the offering period, increase the rate of his or her payroll deduction by filing the appropriate form with the Plan Administrator. The new rate (which may not exceed the maximum percentage authorized by the Plan Administrator for that offering period) shall become effective on the start date of the first Purchase Interval following the filing of such form.

     B. Payroll deductions shall begin on the first pay day following the Participant's Entry Date into the offering period and shall (unless sooner terminated by the Participant) continue through the pay day ending with or immediately prior to the last day of that offering period; provided however, that for the initial offering period, payroll deductions shall not begin for any Participant until the first payday that is at least three business days after the start date of such offering period. The amounts so collected shall be credited to the Participant's book account under the Plan, but no interest shall be paid on the balance from time to time outstanding in such account. The amounts collected from the Participant shall not be held in any segregated account or trust fund and may be commingled with the general assets of the Corporation and used for general corporate purposes.

     C. Payroll deductions shall automatically cease upon the termination of the Participant's purchase right in accordance with the provisions of the Plan.

     D. The Participant's acquisition of Common Stock under the Plan on any Purchase Date shall neither limit nor require the Participant's acquisition of Common Stock on any subsequent Purchase Date, whether within the same or a different offering period.

VII. PURCHASE RIGHTS

     A. Grant of Purchase Right. A Participant shall be granted a separate purchase right for each offering period in which he or she participates. The purchase right shall be granted on the Participant's Entry Date into the offering period and shall provide the Participant with the right to purchase shares of Common Stock, in a series of successive installments over the remainder of such offering period, upon the terms set forth below. The Participant shall execute a stock purchase agreement embodying such terms and such other provisions (not inconsistent with the Plan) as the Plan Administrator may deem advisable.

     Under no circumstances shall purchase rights be granted under the Plan to any Eligible Employee if such individual would, immediately after the grant, own (within the meaning of Code Section 424(d)) or hold outstanding options or other rights to purchase, stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Corporation or any Corporate Affiliate.

     B. Exercise of the Purchase Right. Each purchase right shall be automatically exercised in installments on each successive Purchase Date within the offering period, and shares of Common Stock shall accordingly be purchased on behalf of each Participant (other than Participants whose payroll deductions have previously been refunded pursuant to the Termination of Purchase Right provisions below) on each such Purchase Date. The purchase shall be effected by applying the Participant's payroll deductions for the Purchase Interval ending on such Purchase Date to the purchase of whole shares of Common Stock at the purchase price in effect for the Participant for that Purchase Date.

     C. Purchase Price. The purchase price per share at which Common Stock will be purchased on the Participant's behalf on each Purchase Date within the offering period shall be equal to eighty-five percent of the lower of (i) the Fair Market Value per share of Common Stock on the Participant's Entry Date into that offering period or (ii) the Fair Market Value per share of Common Stock on that Purchase Date.

     D. Number of Purchasable Shares. The number of shares of Common Stock purchasable by a Participant on each Purchase Date during the offering period shall be the number of whole shares obtained by dividing the amount collected from the Participant through payroll deductions during the Purchase Interval ending with that Purchase Date by the purchase price in effect for the Participant for that Purchase Date. However, the maximum number of shares of Common Stock purchasable per Participant on any one Purchase Date shall not exceed six hundred shares, subject to periodic adjustments in the event of certain changes in the Corporation's capitalization.

     E. Excess Payroll Deductions. Any payroll deductions not applied to the purchase of shares of Common Stock on any Purchase Date because they are not sufficient to purchase a whole share of Common Stock shall be held for the purchase of Common Stock on the next Purchase Date. However, any payroll deductions not applied to the purchase of Common Stock by reason of the limitation on the maximum number of shares purchasable by the Participant on the Purchase Date shall be promptly refunded.

     F. Termination of Purchase Right. The following provisions shall govern the termination of outstanding purchase rights:

          (i) A Participant may, at any time prior to the next scheduled Purchase Date in the offering period, terminate his or her outstanding purchase right by filing the appropriate form with the Plan Administrator (or its designee), and no further payroll deductions shall be collected from the Participant with respect to the terminated purchase right. Any payroll deductions collected during the Purchase Interval in which such termination occurs shall, at the Participant's election, be immediately refunded or held for the purchase of shares on the next Purchase Date. If no such election is made at the time such purchase right is terminated, then the payroll deductions collected with respect to the terminated right shall be refunded as soon as possible.

          (ii) The termination of such purchase right shall be irrevocable, and the Participant may not subsequently rejoin the offering period for which the terminated purchase right was granted. In order to resume participation in any subsequent offering period, such individual must re-enroll in the Plan (by making a timely filing of the prescribed enrollment forms) on or before his or her scheduled Entry Date into that offering period.

          (iii) Should the Participant cease to remain an Eligible Employee for any reason (including death, disability or change in status) while his or her purchase right remains outstanding, then that purchase right shall immediately terminate, and all of the Participant's payroll deductions for the Purchase Interval in which the purchase right so terminates shall be immediately refunded. However, should the Participant cease to remain in active service by reason of an approved unpaid leave of absence, then the Participant shall have the right, exercisable up until the last business day of the Purchase Interval in which such leave commences, to (a) withdraw all the payroll deductions collected to date on his or her behalf for that Purchase Interval, or (b) have such funds held for the purchase of shares on his or her behalf on the next scheduled Purchase Date. In no event, however, shall any further payroll deductions be collected on the Participant's behalf during such leave. Upon the Participant's return to active service, his or her payroll deductions under the Plan shall automatically resume at the rate in effect at the time the leave began, unless the Participant withdraws from the Plan prior to his or her return.

     G. Corporate Transaction. Each outstanding purchase right shall automatically be exercised, immediately prior to the effective date of any Corporate Transaction, by applying the payroll deductions of each Participant for the Purchase Interval in which such Corporate Transaction occurs to the purchase of whole shares of Common Stock at a purchase price per share equal to eighty-five percent of the lower of (i) the Fair Market Value per share of Common Stock on the Participant's Entry Date into the offering period in which such Corporate Transaction occurs or (ii) the Fair Market Value per share of Common Stock immediately prior to the effective date of such Corporate Transaction. However, the applicable limitation on the number of shares of Common Stock purchasable per Participant shall continue to apply to any such purchase.

     The Corporation shall use its best efforts to provide at least ten days prior written notice of the occurrence of any Corporate Transaction, and Participants shall, following the receipt of such notice, have the right to terminate their outstanding purchase rights prior to the effective date of the Corporate Transaction.

     H. Proration of Purchase Rights. Should the total number of shares of Common Stock to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares then authorized by the Board for issuance under the Plan, the Plan Administrator shall make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions of each Participant, to the extent in excess of the aggregate purchase price payable for the Common Stock pro-rated to such individual, shall be refunded.

     I. Assignability. The purchase right shall be exercisable only by the Participant and shall not be assignable or transferable by the Participant.

     J. Stockholder Rights. A Participant shall have no stockholder rights with respect to the shares subject to his or her outstanding purchase right until the shares are purchased on the Participant's behalf in accordance with the provisions of the Plan and the Participant has become a holder of record of the purchased shares.

VIII. ACCRUAL LIMITATIONS

     A. No Participant shall be entitled to accrue rights to acquire Common Stock pursuant to any purchase right outstanding under this Plan if and to the extent such accrual, when aggregated with (i) rights to purchase Common Stock accrued under any other purchase right granted under this Plan and (ii) similar rights accrued under other employee stock purchase plans (within the meaning of Code Section 423) of the Corporation or any Corporate Affiliate, would otherwise permit such Participant to purchase more than Twenty-Five Thousand Dollars ($25,000) worth of stock of the Corporation or any Corporate Affiliate (determined on the basis of the Fair Market Value per share on the date or dates such rights are granted) for each calendar year such rights are at any time outstanding.

     B. For purposes of applying such accrual limitations to the purchase rights granted under the Plan, the following provisions shall be in effect:

          (i) The right to acquire Common Stock under each outstanding purchase right shall accrue in a series of installments on each successive Purchase Date during the offering period on which such right remains outstanding.

          (ii) No right to acquire Common Stock under any outstanding purchase right shall accrue to the extent the Participant has already accrued in the same calendar year the right to acquire Common Stock under one or more other purchase rights at a rate equal to Twenty-Five Thousand Dollars ($25,000) worth of Common Stock (determined on the basis of the Fair Market Value per share on the date or dates of grant) for each calendar year such rights were at any time outstanding.

     C. If by reason of such accrual limitations, any purchase right of a Participant does not accrue for a particular Purchase Interval, then the payroll deductions which the Participant made during that Purchase Interval with respect to such purchase right shall be promptly refunded.

     D. In the event there is any conflict between the provisions of this Article and one or more provisions of the Plan or any instrument issued thereunder, the provisions of this Article shall be controlling.

IX. EFFECTIVE DATE AND TERM OF THE PLAN

     A. The Plan was adopted by the Board on March 24, 2000, and shall become effective as of June 1, 2000, provided no purchase rights granted under the Plan shall be exercised, and no shares of Common Stock shall be issued hereunder, until (i) the Plan shall have been approved by the stockholders of the Corporation and (ii) the Corporation shall have complied with all applicable requirements of the 1933 Act (including the registration of the shares of Common Stock issuable under the Plan on a Form S-8 registration statement filed with the Securities and Exchange Commission), all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which the Common Stock is listed for trading, and all other applicable requirements established by law or regulation. In the event such stockholder approval is not obtained, or such compliance is not effected, within twelve months after the date on which the Plan is adopted by the Board, the Plan shall terminate and have no further force or effect, and all sums collected from Participants during the initial offering period hereunder shall be refunded.

     B. Unless sooner terminated by the Board, the Plan shall terminate upon the earliest of (i) the last business day in February 2010, (ii) the date on which all shares authorized by the Board for issuance under the Plan shall have been sold pursuant to purchase rights exercised under the Plan, or (iii) the date on which all purchase rights are exercised in connection with a Corporate Transaction. No further purchase rights shall be granted or exercised, and no further payroll deductions shall be collected, under the Plan following such termination.

X. AMENDMENT OF THE PLAN

     The Board may alter, amend, suspend, or discontinue the Plan at any time, to become effective as of the date specified by the Board. If the Board amends the Plan to increase the number of shares of Common Stock that may be issued under the Plan, no shares of Common Stock shall be issued under the increased share limit until the amendment shall have been approved by the stockholders of the Corporation. In the event such stockholder approval is not obtained within twelve months after the date on which the amendment increasing the share limit is adopted by the Board, the amendment shall terminate and have no further force or effect, and all sums collected from Participants to purchase the additional shares shall be refunded. The Board or the Plan Administrator (or its designee) may authorize additional Corporate Affiliates to become Participating Corporations, or may revoke Corporate Affiliates' status as Participating Corporations, from time to time without stockholder approval.

XI. GENERAL PROVISIONS

     A. All costs and expenses incurred in the administration of the Plan shall be paid by the Corporation.

     B. Nothing in the Plan shall confer upon the Participant any right to continue in the employ of the Corporation or any Corporate Affiliate for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Corporate Affiliate employing such person) or of the Participant, which rights are hereby expressly reserved by each, to terminate such person's employment at any time for any reason, with or without cause.

     C. The provisions of the Plan shall be governed by the laws of the State of California without resort to that State's conflict-of-laws rules.

                                                                      SCHEDULE A

                         CORPORATIONS PARTICIPATING IN
                       2000 EMPLOYEE STOCK PURCHASE PLAN

                              CALPINE CORPORATION
                              CALPINE CENTRAL INC.
                          CALPINE EASTERN CORPORATION

                                                                        APPENDIX

     The following definitions shall be in effect under the Plan:

     A. Board shall mean the Corporation's Board of Directors.

     B. Cash Earnings shall mean the (i) gross base salary payable to a Participant by one or more Participating Companies during such individual's period of participation in one or more offering periods under the Plan before deduction of any income or employment taxes, plus (ii) any pre-tax contributions made by the Participant to any Code Section 401(k) salary deferral plan or any Code Section 125 cafeteria benefit program now or hereafter established by the Corporation or any Corporate Affiliate, plus (iii) all gross overtime payments, bonuses, commissions, current profit-sharing distributions and other incentive-type payments before deduction of any income or employment taxes. However, Cash Earnings shall not include any contributions (other than Code
Section 401(k) or Code Section 125 contributions) made on the Participant's behalf by the Corporation or any Corporate Affiliate under any employee benefit or welfare plan now or hereafter established.

     C. Code shall mean the Internal Revenue Code of 1986, as amended.

     D. Common Stock shall mean the Corporation's common stock.

     E. Corporate Affiliate shall mean any parent or subsidiary corporation of the Corporation (as determined in accordance with Code Section 424), whether now existing or subsequently established.

     F. Corporate Transaction shall mean either of the following stockholder-approved transactions to which the Corporation is a party:

          (i) a merger or consolidation in which securities possessing more than fifty percent of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

          (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Corporation in complete liquidation or dissolution of the Corporation.

     G. Corporation shall mean Calpine Corporation, a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of Calpine Corporation which shall by appropriate action adopt the Plan.

     H. Eligible Employee shall mean any person who is employed by a Participating Corporation on a basis under which he or she is regularly expected to render more than twenty hours of service per week for more than five months per calendar year for earnings considered wages under Code Section 3401(a).

     I. Entry Date shall mean the date an Eligible Employee first commences participation in the offering period in effect under the Plan.

     J. Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

          (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

          (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

     K. 1933 Act shall mean the Securities Act of 1933, as amended.

     L. Participant shall mean any Eligible Employee of a Participating Corporation who is actively participating in the Plan.

     M. Participating Corporation shall mean the Corporation and such Corporate Affiliate or Affiliates as may be authorized from time to time by the Board or the Plan Administrator (or its designee) to extend the benefits of the Plan to their Eligible Employees. The Participating Corporations in the Plan are listed in attached Schedule A.

     N. Plan shall mean the Corporation's 2000 Employee Stock Purchase Plan, as set forth in this document.

     O. Plan Administrator shall mean the committee of two or more Board members appointed by the Board to administer the Plan.

     P. Purchase Date shall mean the last business day of each Purchase
Interval.

     Q. Purchase Interval shall mean each successive six-month period (or other period designated by the Plan Administrator) within the offering period at the end of which there shall be purchased shares of Common Stock on behalf of each Participant.

     R. Semi-Annual Entry Date shall mean the first business day in each Purchase Interval.

     S. Stock Exchange shall mean either the American Stock Exchange or the New York Stock Exchange.

[X]  PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE

1.  Election of Directors    Nominees:      Jeffrey E. Garten
                                            George J. Stathakis
                                            John O. Wilson


                                             FOR      WITHHELD
                                             [  ]       [  ]


FOR, except vote withheld from the following nominee(s):________________________

2. Amendment of the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock, par value $.001 per share.

                                             FOR      AGAINST    ABSTAIN
                                             [  ]      [  ]        [  ]

3. Adoption of the Company's 2000 Employee Stock Purchase Plan.

                                             FOR      AGAINST    ABSTAIN
                                             [  ]      [  ]        [  ]

4. Approval of the Discretionary Option Grant Program under the Company's 1996 Stock Incentive Plan.

                                             FOR      AGAINST    ABSTAIN
                                             [  ]      [  ]        [  ]

5. Ratification of the appointment of Arthur Andersen LLP as independent accountants for the Company for the year ending December 31, 2000.

                                             FOR      AGAINST    ABSTAIN
                                             [  ]      [  ]        [  ]

I PLAN TO ATTEND THE MEETING  [  ]

COMMENT/ADDRESS CHANGE  [  ]
(Please mark this box if you have written comments/address change on the reverse side.)


SIGNATURE(S) __________________________________________ DATE ___________________

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                              FOLD AND DETACH HERE

                         ANNUAL MEETING OF STOCKHOLDERS
                             OF CALPINE CORPORATION

                        THURSDAY, MAY 18, 2000 9:00 A.M.

                             CAPITAL CLUB ATHLETICS
                             196 NORTH THIRD STREET
                              SAN JOSE, CALIFORNIA

                    [SEE MAP ON REVERSE SIDE FOR DIRECTIONS]

                             YOUR VOTE IS IMPORTANT.

                  PLEASE COMPLETE, DATE AND SIGN PROXY CARD AND
            PROMPTLY RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE

                                 [CALPINE LOGO]

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                               CALPINE CORPORATION
                       2000 ANNUAL MEETING OF STOCKHOLDERS

        The undersigned stockholder of Calpine Corporation hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement for the 2000 Annual Meeting of Stockholders of Calpine Corporation to be held May 18, 2000 and hereby appoints Peter Cartwright and Ann B. Curtis, and each of or either of them, proxy and attorney-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the meeting and at any adjournment or postponement thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote, if then and there personally present, on the matters set forth below.

        THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED "FOR" (i) THE ELECTION OF THE BOARD OF DIRECTORS NOMINEES AS CLASS I DIRECTORS, (ii) THE AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK, PAR VALUE $.001 PER SHARE, (iii) THE ADOPTION OF THE COMPANY'S 2000 EMPLOYEE STOCK PURCHASE PLAN, (iv) THE APPROVAL OF THE DISCRETIONARY OPTION GRANT PROGRAM UNDER THE COMPANY'S 1996 STOCK INCENTIVE PLAN AND (v) THE RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT ACCOUNTANTS FOR THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2000, AND AS THE PROXY HOLDER DEEMS ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

        COMMENTS/ADDRESS CHANGE (PLEASE MARK COMMENTS/ADDRESS BOX ON THE REVERSE
SIDE) SEE REVERSE SIDE)

     ----------------------------------------------------------------------

     ----------------------------------------------------------------------

     ----------------------------------------------------------------------


                                SEE REVERSE SIDE


                              FOLD AND DETACH HERE